                            FIRST ADDENDUM TO LEASE

     THIS FIRST ADDENDUM TO LEASE (this "Addendum") is made by and between Foster Enterprises ("Lessor"), and Xcare.net, Inc. ("Lessee"), to be a part of that certain Lease of even date herewith between Lessor and Lessee (the "Lease") concerning approximately 6,356 square feet of space, located at 100 Winchester Boulevard, Santa Clara, California (the "Project"), Suite 250 (the "Premises"). All terms with initial capital letters used herein as defined terms shall have the meanings ascribed to them in the Lease unless specifically defined herein. The numbers of the paragraphs of this Addendum correspond to those of the Lease form. In the event of any inconsistency between this Addendum and the Lease, the terms of this Addendum shall prevail. Lessor and Lessee agree that, notwithstanding anything to the contrary in the Lease, the Lease is hereby modified and supplemented as set forth below.

     3. Term. The Lease shall commence on the later of March 1, 2000 or the date by which all of the following have occurred: (a) Lessor has substantially completed the Lessee Improvements in accordance with the Lease and this Addendum; (b) Lessor has delivered possession of the Premises to Lessee; and
(c) Lessor has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises for the permitted use. If the Commencement Date has not occurred for any reason whatsoever on or before April 1, 2000, then, in addition to Lessee's other rights or remedies, Lessee may terminate the Lease by written notice to Lessor, whereupon any monies previously paid by Lessee to Lessor shall be reimbursed to Lessee, or, at Lessee's election, the date Lessee is otherwise obliged to commence payment of rent shall be delayed by one day for each day that the Commencement Date is delayed beyond such date. Lessor shall deliver possession of the Premises to Lessee in good, vacant, broom clean condition, with all building systems in good working order and in compliance with all laws. Lessee's acceptance of the Premises shall not be deemed a waiver of Lessee's right to have defects in the Premises repaired at no cost to Lessee. Lessee shall give notice to Lessor whenever any such defect becomes reasonably apparent, and Lessor shall repair such defect as soon as practicable.

     Lessor represents and warrants to Lessee that, as of the Commencement Date, the Premises is in compliance with municipal, state and federal statutes, rules, regulations, ordinances, requirements and orders, now in force or which may hereafter be in force pertaining to conditions existing prior to Lessee's lease commencement, including without limitation, all applicable statutes, rules, regulations, ordinances, requirements or orders requiring installation of fire sprinkler systems, seismic reinforcement and related alterations, removal of asbestos, and compliance with ADA, fire/safety and Title 24 requirements. Lessor warranties all building systems for the first thirty (30) days of the term.

     6. Operating Expenses. Lessee shall have no obligation to pay the cost of any Real Property Taxes or Operating Expenses of a type not also included in the 2000 actual Real Property Taxes or the 2000 actual Operating Expenses. If the 2000 actual Real Property Taxes or the 2000 actual Operating Expenses are not based on a 95% leased Project, then such amounts shall be increased to reflect a 95% leased Project.

          a. Operating Expenses. "Operating Expenses" shall not include and Lessee shall in no event have any obligation to perform or to pay directly, or to reimburse Lessor for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively, "Costs"): (a) Costs occasioned by the act, omission or violation of any law by Lessor, any other occupant of the Project, or their respective agents, employees or contractors; (b) Costs occasioned by fire, acts of God, or other casualties or by the exercise of the power of eminent domain; (c) Costs to correct any construction defect in the Premises or the Project or to comply with any covenant, condition, restriction, underwriter's requirement or law applicable to the Premises of the Project on the Lease Commencement Date; (d) Costs of any renovation, improvement, painting or redecorating of any portion of the Project not made available for Lessee's use; (e) Costs incurred in connection with negotiations or disputes with any other occupant of the Project and Costs arising from the violation by Lessor or any other occupant of the Project of the terms and conditions of any lease or other agreement; (f) insurance Costs for coverage not customarily paid by Lessees of similar projects in the vicinity of the Premises, increases in insurance Costs caused by the activities of another occupant of the Project, insurance deductibles, and co-insurance payments; (g) Costs incurred in connection with the presence of any Hazardous Material, except to the extent caused by the release or emission of the Hazardous Material in question by Lessee; (h) expense reserves;
(i) Costs of structural repairs to the Building; and (j) Costs which could properly be capitalized under generally accepted accounting principles, except to the extent amortized over the useful life of the capital item in question.

          b. Real Property Taxes. "Real Property Taxes" shall not include and Lessee shall not be required to pay any portion of any tax or assessment expense or any increase therein (a) levied on Lessor's rental income, unless such tax or assessment is imposed in lieu of real property taxes; (b) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term; (c) imposed on land and improvements other than the Project; or (d) resulting from a change of ownership or transfer of any or all of the Project or the improvement of any of the Project for the sole use of other occupants.

          c. Audit Rights. Lessee may audit the books, records and supporting documents of Lessor to the extent necessary to determine the accuracy of Lessor's statement of Operating Expenses under Section 6 of the Lease and any subsequent statement of Operating Expenses. Such audit, if any, will occur within one hundred eighty (180) days after Lessee receives such statement. Lessee shall bear the cost of such audit, unless such audit discloses that Lessor has overstated the total cost by more than three percent (3%) of the actual amount of such costs, and in which event Lessor shall pay the cost of Lessee's audit. Lessor shall promptly refund any overcharges to Lessee.

     8.(a) Compliance. Lessee shall not be required to comply with or cause the Premises to comply with any laws, rules or regulations requiring the construction of alterations unless such compliance is necessitated solely due to Lessee's particular use of the Premises.

     8.(c) Hazardous Materials. To the best knowledge of Lessor, (a) no Hazardous Material is present on the Project or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present on the Project, and (c) no action, proceeding or claim is pending or threatened regarding the Project concerning any Hazardous Material or pursuant to any environmental law. Under no circumstance shall Lessee be liable for, and Lessor shall indemnify, defend, protect and hold harmless Lessee, its agents, contractors, stockholders, directors, successors, representatives, and assigns from and against, all losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Material present at any time on or about the Project, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any laws, orders or regulations, relating to any such Hazardous Material, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Material by Lessee or its agents or employees in violation of applicable environmental laws. "Hazardous Material" shall mean any material which is now or hereafter regulated by any governmental authority which poses a hazard to the environment or human health. This section and Section 8.(c) of the Lease constitute the entire agreement of Lessor and Lessee regarding Hazardous Materials. No other provision of the Lease shall be deemed to apply thereto.

     11. Surrender. Lessee's obligations with respect to the surrender of the Premises shall be fulfilled if Lessee surrenders possession of the Premises in the condition existing at the Lease Commencement Date, ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Materials (other than those released or emitted by Lessee), and alterations or other interior improvements which it is permitted to surrender at the termination of the Lease, excepted.

     13. Alterations. Lessee may construct non-structural alterations, additions and improvements ("Alterations") in the Premises without Lessor's prior approval, if the cost of any such project does not exceed Twenty-Five Thousand Dollars ($25,000). Alterations and Lessee's trade fixtures, furniture, equipment and other personal property installed in the Premises ("Lessee's Property") shall at all times be and remain Lessee's property. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Lessee may remove Lessee's Property from the Premises, provided that Lessee repairs all damage caused by such removal. Lessor shall have no lien or other interest in any item of Lessee's Property. Lessor shall have no right to require Lessee to remove any alterations unless it notifies Lessee at the time it consents to such alteration that it shall require such alteration to be removed.

     14. Repairs. Lessor shall perform and construct, and Lessee shall have no responsibility to perform or construct, any repair, maintenance or improvements
(a) necessitated by the acts or omissions of Lessor or any other occupant of the Building, or their respective agents, employees or contractors, (b) for which Lessor has a right of reimbursement from others, (c) to the structural portions of the Premises, (d) which could be treated as a "capital expenditure" under generally accepted accounting principles, (e) to the heating, ventilation, air conditioning, electrical, water, sewer, and plumbing systems serving the Premises and the Building, and (f) to any portion of the Building outside of the demising walls of the Premises. Notwithstanding the foregoing, Lessee shall pay for its share of the repairs described in subsections (d)-(f) to the extent such costs are properly included in Operating Expenses.

     17. Utilities and Services. If the Premises should become not reasonably suitable for Lessee's use as a consequence of cessation of utilities or other services, interference with access to the Premises, legal restrictions or the presence of any Hazardous Material which does not result from Lessee's release or emission of such Hazardous Material, and in any of the foregoing cases the interference with Lessee's use of the Premises persists for seven (7) days, then Lessee shall be entitled to an equitable abatement of rent to the extent of the interference with Lessee's use of the Premises occasioned thereby. If the interference persists for more than ninety (90) days, Lessee shall have the right to terminate the Lease.

     18. Indemnity. Lessor shall not be released or indemnified from, and shall indemnify, defend, protect and hold harmless Lessee from, all losses, damages, liabilities, claims, attorneys' fees, costs and expenses arising from the negligence or willful misconduct of Lessor or its agents, contractors, licensees or invitees, Lessor's violation of any law, order or regulation, or a breach of Lessor's obligations or representations under the Lease.

     18.(d) Waiver of Subrogation. The parties hereto release each other and their respective agents, employees, successors, assignees and subLessees from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under the Lease, or which would normally be covered by all risk property insurance, without regard to the negligence or willful misconduct of the entity so released. All of Lessor's and Lessee's repair and indemnity obligations under the Lease shall be subject to the waiver contained in this paragraph.

     19.(f) Lessor's Insurance. Lessor shall maintain insurance through individual or blanket policies insuring the building providing "all risk" coverage for the full replacement cost of the Building, with deductibles and the form and endorsements of such coverage as selected by Landlord, together with rental abatement insurance against loss of rent in an amount equal to the amount of rent for a period of twelve (12) months commencing on the date of loss. Lessor may also carry such other insurance as Lessor may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Lessor shall determine. Lessee shall pay to Lessor as a portion of the Operating Expenses its pro-rata share of the "all risk" and rental abatement insurance coverages described herein.

     20. Damage. Lessor shall not have the right to terminate the Lease if the damage to the Building is (a) due to a risk required to be insured against under
Section 19 of the Lease or (b) relatively minor (e.g., repair or restoration would cost less than ten percent (10%) of the replacement cost of the Building).

Whenever rent is to be abated under the Lease, all rent and any additional rent shall be equitably abated based upon the extent to which Lessee's use of the Premises is diminished.

       24. Assignment and Subletting. Lessee may, without Lessor's prior written consent, sublet the Premises or assign the Lease to (a) an entity controlling, controlled by or under common control with Lessee, (b) a successor entity related to Lessee by merger, consolidation, nonbankruptcy reorganization, or government action, or (c) a purchaser of substantially all of Lessee's assets located in the Premises. A sale or transfer of Lessee's capital stock shall not be deemed an assignment, subletting or any other transfer of the Lease or the Premises.

       25. Subordination. Prior to the Commencement Date, Lessor shall obtain from any lenders or ground lessors of the Premises a written agreement in form reasonably satisfactory to Lessee providing for recognition of Lessee's interests under the Lease in the event of a foreclosure of the lender's security interest or termination of the ground lease. Further, as a condition to Lessee's obligation to subordinate its leasehold interest to a ground lease or instrument of security, Lessor shall obtain from any such ground lessors or lenders such a recognition agreement.

       38.    Miscellaneous.

       (l) Approvals. Whenever the Lease requires an approval, consent, determination, selection or judgment by either Lessor or Lessee, unless another standard is expressly set forth, such approval, consent, determination, selection or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

       (m) Rules and Regulations. Lessee shall not be required to comply with any new rule or regulation, including any parking area rules and regulations, unless the same applies non-discriminatorily to all occupants of the Building, does not unreasonably interfere with Lessee's use of the Premises or Lessee's parking rights and does not materially increase the obligations or decrease the rights of Lessee under the Lease.

       (n) Reasonable Expenditures. Any expenditure by a party permitted or required under the Lease, for which such party demands reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party.

In witness whereof, said parties hereunto subscribe their names.

LESSOR:                                   LESSEE:

FOSTER ENTERPRISES,                       XCARE.NET, INC.,
a California general partnership          a Delaware corporation


By_________________________________       By_________________________________

Name_______________________________       Name_______________________________

Its________________________________       Its________________________________

                                 STANDARD LEASE





                                TABLE OF CONTENTS




 1.       BASIC LEASE TERMS
 2.       PREMISES AND COMMON AREAS
 3.       TERM
 4.       POSSESSION
 5.       RENT
 6.       OPERATING EXPENSES
 7.       SECURITY DEPOSIT
 8.       USE
 9.       NOTICES
 10.      BROKERS
 11.      SURRENDER; HOLDING OVER
 12.      TAXES ON LESSEE'S PROPERTY
 13.      ALTERATIONS
 14.      REPAIRS
 15.      LIENS
 16.      ENTRY BY LESSOR
 17.      UTILITIES AND SERVICES
 18.      ASSUMPTION OF RISK AND INDEMNIFICATION
 19.      INSURANCE
 20.      DAMAGE OR DESTRUCTION
 21.      EMINENT DOMAIN
 22.      DEFAULTS AND REMEDIES
 23.      LESSOR'S DEFAULT
 24.      ASSIGNMENT AND SUBLETTING
 25.      SUBORDINATION
 26.      ESTOPPEL CERTIFICATE
 27.      BUILDING PLANNING
 28.      RULES AND REGULATIONS
 29.      MODIFICATION AND CURE RIGHTS OF LESSOR'S MORTGAGEES AND LESSORS
 30.      DEFINITION OF LESSOR
 31.      WAIVER
 32.      PARKING
 33.      FORCE MAJEURE
 34.      SIGNS
 35.      LIMITATION ON LIABILITY
 36.      FINANCIAL STATEMENTS
 37.      QUIET ENJOYMENT
 38.      MISCELLANEOUS
 39.      EXECUTION OF LEASE

EXHIBITS:

A-1      FLOOR PLAN

B        ADJUSTMENTS TO MONTHLY BASE RENT

C        DESCRIPTION OF LESSORS WORK

D        LESSEE'S INSURANCE REQUIREMENTS

E        DEFINITION OF OPERATING EXPENSES

F        STANDARDS FOR UTILITIES AND SERVICES

G        N/A

H        RULES AND REGULATIONS

I        PARKING LICENSE

J        WORK IMPROVEMENT AGREEMENT

                                 STANDARD LEASE


This STANDARD LEASE ("Lease") is entered into as of FEBRUARY 23, 2000 by and between FOSTER ENTERPRISES, a California general partnership ("Lessor"), and XCARE.NET, ("Lessee").

1. BASIC LEASE TERMS: For purposes of this Lease, the following terms have the following definitions and meanings:

(a)  Lessor's Address (For Notices):

     Foster Enterprises

     400 So. El Camino Real, Suite 1400

     San Mateo, California 94402

or such other place as Lessor may from time to time designate by notice to Lessee.

(b)  Lessee's Address (Premises):

     100 North Winchester Blvd., Suite 250

     Santa Clara, California 95050        Attention: Chief Financial Officer

(c) Premises: Suite(s) 250 of the building located at 100 North Winchester Boulevard as shown on Exhibit "A" (the "Premises"), which Premises contains approximately 6,356 rentable square feet and which Building (the "Building") contains approximately 63,899 rentable square feet. The Premises are located within the development commonly known as Winchester Mall ("Development") in the City of Santa Clara ("City"), County of Santa Clara ("County"), State of California ("State").

(d) Lessee's Percentage of Operating Expenses: 9.946 %

(e) Term: 3 Lease Years or 36 Months.

(f) Commencement Date: MARCH 1, 2000

(g) Expiration Date: FEBRUARY 28,2003

(h) Initial Monthly Base Rent: $15,890.00 ($2.50 psf), subject to adjustment as provided in Exhibit "B" and as otherwise provided in this Lease. Rent is due on the first day of the month and delinquent on the sixth day. Late payments will be subject to interest and a late charge as provided in Subparagraph 22(1) below.

(i) Base Year: Calendar year in which lease term commenced.

(j) Base Operating Expenses: Operating expenses as defined in EXHIBIT "E" for the base year.

(k) Base Real Property Taxes: Real Property Taxes as defined in Exhibit "E" for the base year.

(1) Security Deposit: $16,843.40

(m) Permitted Use: A BUSINESS OFFICE, and no other use without the express written consent of Lessor, which consent Lessor may withhold in its sole and absolute discretion.

(n) Parking: SIX (6) RESERVED AND THIRTEEN (13) NON-RESERVED parking spaces subject to the terms and conditions of Paragraph 32 below and the Rules and Regulations regarding parking contained in EXHIBIT "H" AND "I".

(o) Brokers: COLLIERS INTERNATIONAL/CB RICHARD ELLIS

(p) Guarantor(s):

(q) Interest Rate: The greater of ten percent (10%) per annum or two (2) percentage points in excess of the prime lending or reference rate of Wells Fargo Bank N.A. or any successor bank in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate imposition; provided, however, the Interest Rate will no event exceed the maximum interest rate permitted to be charged by applicable law.

(r) Exhibits: A THROUGH I inclusive, which Exhibits are attached to this Lease and incorporated herein by this reference.

(s) Addendum Paragraphs: n/a through, inclusive, which Addendum Paragraphs are attached to this Lease and incorporated herein by this reference.

This Paragraph 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

2. PREMISES AND COMMON AREAS

(a) Premises: Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the Premises upon and subject to the terms, covenants and conditions contained in this Lease to be performed by each party.

(b) Lessee's Use of Common Areas: During the Term of the Lease, Lessee shall have the nonexclusive right to use in common with all other occupants of the Project, the following common areas of the Project (collectively, the "Common Areas"): the parking facilities of the Project which serve the Building, loading and unloading areas, trash areas, roadways, sidewalks, walkway, parkways, driveway, landscaped areas, and similar areas and facilities situated within the Project and appurtenant to the Building which are not reserved for the exclusive use of any Project occupants.

(c) Lessor's Reservation of Rights: Provided Lessee's use of and access to the Premises is not interfered with in an unreasonable manner, Lessor reserves for itself and for all other owner(s) and operator(s) of the Common Areas and the balance of the Project, the right from time to time to: (I) install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces and within the walls of the Building; (ii) make changes to the design and layout of the Project, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, parking spaces and parking areas; and (iii) use or close temporarily the Common Areas, and/or other portion of the Project while engaged in making improvements, repairs or alterations to the Building, the Project, or any portion thereof.

3. TERM: The term of this Lease ("Term") will be for the period designated in Subparagraph 1(e), commencing on the Commencement Date, and ending on the Expiration Date. Each consecutive twelve (12) month period of the Term of this Lease, commencing on the Commencement Date, will be referred to herein as a "Lease Year".

4. POSSESSION:

(a) Delivery of Possession. Lessor will deliver possession of the Premises to Lessee in its current "as-is" condition with the addition of only those items of work described on Exhibit "C" which are to be completed by Lessor on or before the Commencement Date. If, for any reason not caused by Lessee, Lessor cannot deliver possession of the Premises to Lessee on the Commencement Date, this Lease will not be void or voidable by Lessor or Lessee, nor will but Lessor will not be liable to Lessee for any loss or damage resulting from such delay, but in such event, the Commencement Date and Lessee's obligation to pay rent will not commence until Lessor delivers possession to Lessee. If the delay in possession is caused by Lessee, then the Term and Lessee's obligation to pay rent will commence as of the Commencement Date even though Lessee does not yet have possession. Notwithstanding the foregoing, Lessor will not be obligated to deliver possession of the Premises to Lessee (but Lessee will be liable for rent if Lessor can otherwise deliver the Premises to Lessee) until Lessor has received from Lessee all of the Following: (I) a copy of the Lease fully executed by Lessee and the guaranty of Lessee's obligations under this Lease, if any, executed by the Guarantor(s); (ii) the Security Deposit and the first installment of Monthly Base Rent, and (iii) copies of policies of insurance or certificates thereof as required under Paragraph 19 of this lease.

(b) Condition of Premises: By taking possession of the Premises, Lessee will be deemed to have accepted the Premises in its "as-is" condition on the date of delivery of possession and to have acknowledged that all work to be completed by Lessor as described on Exhibit "C" has been completed and there are no additional items needing work or repair by Lessor. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty with respect to the Premises, the Building, the Project or any portions thereof or with respect to the suitability of same for the conduct of Lessee's business and Lessee further acknowledges that Lessor will have no obligation to construct or complete any additional buildings or improvements within the Development. LESSOR MAKES NO REPRESENTATION OR WARRANTY REGARDING THE INSTALLATION OR OWNERSHIP OR INTRABUILDING NETWORK TELEPHONE OR TELECOMMUNICATION CABLING WITHIN THE BUILDING.

5. RENT:

(a) Monthly Base Rent: Lessee agrees to pay Lessor the Monthly Base Rent for the Premises (subject to adjustment as hereinafter provided) in advance on the first day of each calendar month during the Term without prior notice or demand, except that Lessee agrees to pay the Monthly Base Rent for the first month of the Term directly to Lessor concurrently with Lessee's delivery of the executed Lease to Lessor. All rent must be paid to Lessor, without any deduction or off-set, in lawful money of the United States of America, at the address designated by Lessor or to such other person or at such other place as Lessor may from time to time designate in writing. Monthly Base Rent will be adjusted during Term of this Lease as provided in Exhibit "B".

(b) Additional Rent: All amounts and charges to be paid by Lessee hereunder, including, without limitation, payments for Operating Expenses, insurance and repairs, will be considered additional rent for purposes of this Lease, and the word "rent" as used in this Lease will include all such additional rent unless the context specifically or clearly implies -that only Monthly Base Rent in intended.

(c) Late Payments: Late payments of Monthly Base Rent and/or item of additional rent will be subject to interest and a late charge as provided in Subparagraph 22(f) below.

6. OPERATING EXPENSES:

(a) Operating Expenses and Real Property Taxes. In addition to Monthly Base Rent, throughout the Term of this Lease, Lessee agrees to pay Lessor as additional rent in accordance with the terms of this Paragraph 6, Lessee's Percentage of the sum of the amount (if any) by which operating expenses as defined in Exhibit "E" for such period exceed base Operating Expenses, and the amount (if any) by which Real Property Taxes as defined in Exhibit "E" for such period exceed Base Real Property Taxes.

(b) Estimate Statement. Prior to the Commencement Date and on or about March 1st of each subsequent calendar year during the Term of this Lease, Lessor will endeavor to deliver to Lessee a statement ("Estimate Statement") wherein Lessor will estimate Lessee's Percentage of Operating Expenses for the then current calendar year. If the estimate of Lessee's Percentage of Operating Expenses in the Estimate Statement exceeds Lessee's Base Operating Expense, Lessee agrees to pay Lessor, as "additional rent", one-twelfth (1/12th) of such excess each month thereafter, beginning with the next installment of rent due, until such time as Lessor issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year; except that, concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Lessee agrees to pay Lessor an amount equal to one monthly installment of such excess (less any applicable Operating Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. If at any time during the Term of this Lease, but not more often than quarterly, Lessor reasonably determines that Lessee's Percentage of Operating Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate

Statement, Lessor may issue a revised Estimate Statement and Lessee agrees to pay Lessor, within THIRTY (30) days of receipt of the revised Estimate Statement, the difference between the amount owed by Lessee under such revised Estimate Statement and the amount owed by Lessee under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter Lessee agrees to pay Lessee's Percentage of Operating Expenses based on such revised Estimate Statement until Lessee receives the next calendar year's Estimate Statement or a new revised Estimate Statement for the current calendar year. In the event Lessee's Percentage of Operating Expenses for any calendar year is less than Lessee's Base Operating Expense, Lessee will not be entitled to a credit against any rent, additional rent or Lessee's Percentage of future Operating Expenses payable hereunder.

(c) Actual Statement. By March 1st of each calendar year during the Term of this Lease, Lessor will also endeavor to deliver to Lessee a statement ("Actual Statement") which states the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals that Lessee's Percentage of the actual Operating Expenses is more than the total Additional Rent paid by Lessee for Operating Expenses on account of the preceding calendar year, Lessee agrees to pay Lessor the difference in a lump sum within THIRTY (30) days of receipt of the Actual Statement. If the Actual Statement reveals that Lessee's Percentage of the actual Operating Expenses is less than the Additional Rent paid by Lessee for Operating Expenses on account of the preceding calendar year, Lessor will credit any overpayment toward the next monthly installment(s) of Lessee's Percentage of the Operating Expenses due under this Lease, OR REIMBURSE LESSEE FOR SUCH AMOUNT, IF THIS LEASE HAS EXPIRED.

(d) Miscellaneous. Any delay or failure by Lessor in delivering any Estimate Statement or Actual Statement pursuant to this Paragraph 6 will not constitute a waiver of its right to require an increase in rent nor will it relieve Lessee of its obligations pursuant to this Paragraph 6, except that Lessee will not be obligated to make any payments based on such Estimate Statement or Actual Statement until THIRTY (30) days after receipt of such Estimate Statement of Actual Statement. Even though the Term has expired and Lessee has vacated the Premises, when the final determination is made of Lessee's Percentage of the actual Operating Expenses for the year in which this Lease terminates, Lessee agrees to promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall promptly be rebated by Lessor to Lessee. Such obligation shall be a continuing one which will survive the expiration or earlier termination of this Lease. Prior to the expiration or sooner termination of the Lease Term and Lessor's acceptance of Lessee's surrender of the Premises, Lessor will have the right to estimate the actual Operating Expenses for the then current Lease Year and to collect from Lessee prior to Lessee's surrender of the Premises, Lessee's Percentage of any excess of such actual Operating Expenses over the estimated Operating Expenses paid by Lessee in such Lease Year.


7. SECURITY DEPOSIT: Concurrently with Lessee's execution of this Lease, Lessee will deposit with Lessor the Security Deposit designated in Subparagraph 1(1). The Security Deposit will be held by Lessor as security for the full and faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the Term hereof. The Security Deposit is not, and may not be construed by Lessee to constitute, rent for the last month or any portion thereof. If Lessee defaults with respect to any provisions of this Lease including, but not limited to, the provisions relating to the payment of rent or additional rent, Lessor may (but will not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Lessor may spend by reason of Lessee's default or to compensate Lessor for any loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of the Security Deposit is so used or applied, Lessee agrees, within ten (10) days after Lessor's written demand therefor, to deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount and Lessee's failure to do so shall constitute a default under this Lease. Lessor is not required to keep Lessee's Security Deposit separate from its general funds, and Lessee is not entitled to interest on such Security Deposit.


8. USE:

(a) LESSEE'S USE OF THE PREMISES: The Premises may be used for the use or uses set forth in Subparagraph 1(m) only, and Lessee will not use or permit the Premises to be used for any other purpose without the prior written consent of Lessor, which consent Lessor may withhold in its sole and absolute discretion. Nothing in this Lease will be deemed to give Lessee any exclusive right to such use in the Project.

(b) COMPLIANCE: At Lessee's sole cost and expense, Lessee agrees to procure, maintain and hold available for Lessor's inspection, all governmental licenses and permits required for the proper and lawful conduct of Lessee's business from the Premises, if any. Lessee agrees not to use, alter or occupy the Premises or allow the Premises to be used, altered and occupied in violation of, and Lessee, at its sole cost and expense, agrees to use and occupy the Premises, and cause the Premises to be used and occupied, in compliance with: (i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force and any requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises, the Building or the Project now or hereafter in force, (ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii) any Certificate of Occupancy issued for the Building, and (iv) any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the Premises, the Building and/or the Project. Lessee agrees to comply with the Rules and Regulations referenced in Paragraph 28 below. Lessee agrees not to do or permit anything to be done in or about the Premises or the common areas which will in any manner obstruct or interfere with the rights or other tenants or occupants of the Project, or injure or unreasonably annoy them, or use or allow the Premises or the common areas to be used for any unlawful or unreasonably objectionable purpose. Lessee agrees not to place or store any articles or materials outside of the Premises or to cause, maintain or permit any nuisance or waste in, on under or about the Premises or elsewhere within the Project. Lessee shall not use or allow the Premises to be used for lodging, bathing or the washing of clothes.

(c) HAZARDOUS MATERIALS: Except for ordinary and general office supplies, such as copier toner, liquid paper, glue, ink and common household cleaning materials (some or all of which may constitute "Hazardous Materials" as defined in this Lease), Lessee agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building, the Common Areas or any other portion of the Project by Lessee, its agents, employees, subtenants, assignees, licensees, contractors or invitees (collectively, "Lessee's Parties"), without the prior written consent of Lessor, which consent Lessor may withhold in its sole and absolute discretion. Concurrently with the execution of this Lease, Lessee agrees to complete and deliver to Lessor an Environmental Questionnaire in the form of Exhibit "G" attached hereto. Upon the expiration or earlier termination of this Lease, Lessee agrees to promptly remove from the Premises, the Building and the Project, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building and/or the Project or any portion thereof by Lessee or any of Lessee's Parties. To the fullest extent permitted by law, Lessee agrees to promptly indemnify, protect, defend and hold harmless Lessor and Lessor's partners, officers, directors, employees, agents, successors and assigns (collectively, "Lessor Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorney's fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in, under or about the Premises, the Building or any other portion of the Project and which are caused or permitted by Lessee or any of Lessee's Parties. Lessee agrees to promptly notify Lessor of any release of Hazardous Materials in the Premises, the Building or any other portion of the Project which Lessee becomes aware of during the Term of this Lease, whether caused by Lessee or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Lessee or any of Lessee's Parties, Lessor shall have the right, but not the obligation, to cause Lessee to immediately take all steps Lessor deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Lessor and Lessor's mortgagee(s). At all times during the Term of this Lease, Lessor will have the right, but not the obligation, to enter upon the Premises to inspect, investigate, sample and/or monitor the Premises to determine if Lessee is in compliance with the terms of this Lease regarding Hazardous Materials. As used in this Lease, the term "Hazardous Materials" shall mean and include and substances or wastes now or hereafter designated as hazardous or toxic material under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs") and freon and other chlorofluorocarbons. The provisions of this Subparagraph 8(c) will survive the expiration or earlier termination of this Lease.

(d) REFUSE AND SEWAGE: Lessee agrees not to keep any trash, garbage, waste or other refuse on the Premises except in sanitary containers and agrees to regularly and frequently remove same from the Premises. Lessee shall keep all containers or other equipment used for storage of such materials in a clean and sanitary condition. Lessee shall properly dispose of all sanitary sewage and shall not use the sewage disposal system for the disposal of anything except sanitary sewage. Lessee shall keep sewage disposal system free of all obstructions and in good operating condition. If the volume of Lessee's trash becomes excessive in Lessor's judgment, Lessor shall have the right to charge Lessee for additional trash disposal services and/or to require that Lessee contract directly for additional trash disposal services at Lessee's sole cost and expense.


9. NOTICES: Any notice required or permitted to be given hereunder must be in writing and maybe given by personal delivery (including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail. Notices to Lessee shall be DEEMED RECEIVED THREE (3) BUSINESS DAYS AFTER MAILING OR ON THE DAY RECEIVED IF DELIVERED BY HAND OR OVERNIGHT COURIER to lessee at the premises and notices to lessor shall be DEEMED RECEIVED THREE (3) BUSINESS DAYS AFTER MAILING OR ON THE DAY RECEIVED IF DELIVERED BY HAND OR OVERNIGHT COURIER to Lessor at the address designated in Subparagraph 1(a). Either party may specify a different address for notice purposes by written notice to the other, except that the Lessor may in any event use the Premises as Lessee's address for notice purposes if Lessee does not notify Lessor of a valid address for notices.

10. BROKERS: The parties acknowledge that the only broker(s) involved in the consummation of this Lease are stated in Subparagraph 1(o). Lessor and Lessee each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorney's fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease. Lessee agrees that Lessor will not recognize or compensate any third party broker with regards to any renewals and/or expansions unless such renewal or expansion rights are included within this Lease at the time of execution by the parties and in Lessor's commission agreement with the broker(s) specified in Subparagraph 1(o).

11.  SURRENDER; HOLDING OVER:

(a) SURRENDER: The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Lessor, operate as an assignment to Lessor of any or all subleases or subtenancies. Upon the expiration or earlier termination of this Lease, Lessee agrees to peaceably surrender the Premises to Lessor broom clean and in a state of good order, repair and condition, ordinary wear and tear and casualty AND CONDEMNATION damage excepted, with all of Lessee's personal property, fixtures, and alterations removed from the Premises to the extent required under Paragraph 13 and all damage caused by such removal repaired as required by Paragraph 13. The delivery of keys to any employee of Lessor or to Lessor's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

(b) HOLDING OVER: If Lessee holds over after the expiration or earlier termination of the Term, Lessor may, at its option, treat Lessee as a tenant as sufferance only, and such continued occupancy by Lessee shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, including the payment of Operating Expenses, except that the Monthly Base Rent for any month or partial month during which Lessee holds over shall be equal to one hundred fifty percent (150%) of Monthly Base Rent in effect under this Lease immediately prior to such holdover. Acceptance by Lessor of rent after such expiration or earlier termination will not result in a renewal of this Lease. If Lessee fails to surrender the Premises upon the expiration of this Lease in accordance with the terms of this Paragraph 11 despite demand to do so by Lessor, Lessee agrees to promptly indemnity, protect, defend and hold Lessor harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, finds, expenses and costs (including attorneys' fees and costs), including, without limitation, costs and expenses incurred by Lessor in returning the Premises to the condition in which Lessee was to surrender it and claims made by any succeeding tenant founded on or resulting from Lessee's failure to surrender the Premises. The provisions of this Subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

12. TAXES ON LESSEE'S PROPERTY: Lessee agrees to pay before delinquency, all taxes and assessments (real and personal) levied against Lessee's business operations or any personal property, improvements, alterations, trade fixtures or merchandise placed by Lessee in or about the Premises.

13. ALTERATIONS: Lessee shall not make any alterations or add any fixtures to the Premises or any other aspect of the Project, without Lessor's written consent, which Lessor may withhold in its reasonable but subjective discretion. All permitted alterations must be performed in compliance with Lessor's standard rules and regulations regarding alterations, and with all applicable building codes, rules and regulation laws. All alterations will become the property of Lessor and will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Lessor may require Lessee to remove any or all alterations at the expiration or earlier termination of this Lease. If Lessee fails to remove by the expiration or earlier termination of this Lease all of its personal property, or any alterations identified by Lessor for removal, property, or any alterations identified by Lessor for removal, Lessor may, at its option, treat such failure as a hold-over pursuant to Subparagraph 11(b) above, and/or Lessor may (without liability to Lessee for loss thereof) treat such personal property and/or alterations as abandoned and, at Lessee's sole cost and in addition to Lessor's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten days' prior notice to Lessee, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Lessor may obtain or by other commercially reasonable means. Lessee shall be liable for all costs of disposition of Lessee's abandoned property and Lessor shall have no liability to Lessee with respect to any such abandoned property. Lessor agrees to apply the proceeds of any sale of any such property to any amounts due to Lessor under this Lease from Lessee (including Lessor's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Lessee.

14. REPAIRS:

(a) LESSOR'S OBLIGATIONS: Lessor agrees to repair and maintain the structural portions of the Building and the plumbing, heating, ventilating, air conditioning, elevator and electrical systems installed or furnished by Lessor, unless such maintenance and repairs are (i) attributable to items installed in Lessee's Premises which are above standard interior improvements (such as, for example, custom lighting, special HVAC and/or electrical panels or systems, kitchen or rest room facilities and appliances constructed or installed within Lessee's Premises) or (ii) caused in part or in whole by the act, neglect or omission of Lessee, its agents, servants, employees or invitees, in which case Lessee will pay to Lessor, as additional rent, the reasonable cost of such maintenance and repairs. Except as provided in this Subparagraph 14(a), Lessor has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. LESSOR'S SOLE OBLIGATION WITH RESPECT TO THE PROVISIONS OF TELEPHONE OR TELECOMMUNICATION SERVICES SHALL BE TO PROVIDE AN INTERFACE WITH THE TELEPHONE NETWORK AT THE DEMARCATION POINT SUPPLIED BY THE LOCAL PUBLIC UTILITY AND CABLE PAIRS IN AN AMOUNT CONSISTENT WITH THE ENGINEERING STANDARDS TO WHICH THE BUILDING WAS DESIGNED. Lessor will not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Lessor by Lessee. Except as provided in Paragraph 20, Lessee will not be entitled to any abatement of rent and Lessor will not have any liability by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Lessee waives the right to make repairs at Lessor's expense under any laws, statute, ordinance, rule, regulation, order or ruling (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Sections 1941 and 1942 and any successor statutes or laws of a similar nature).


(b) LESSEE'S OBLIGATIONS: Lessee agrees to keep, maintain and preserve the Premises in good condition and repair consistent with the remainder Building and, when and if needed, at Lessee's sole cost and expense, to make all repairs to the Premises and every part thereof. Any such maintenance and repairs will be performed by Lessor's contractor, or at Lessor's option, by such contractor or contractors as Lessee may choose from an approved list to be submitted by Lessor. LESSEE'S MAINTENANCE AND REPAIR OBLIGATION SHALL INCLUDE THE OBLIGATION TO MAINTAIN AND REPAIR ALL THE WIRE BETWEEN THE DISTRIBUTION TERMINAL ON THE FLOOR WHERE THE PREMISES ARE LOCATED AND THE TELEPHONE JACK(S) IN THE PREMISES (SUCH WIRE IS HEREAFTER REFERRED TO AS "NETWORK TERMINATING WIRE") AND ALL TELEPHONE OR TELECOMMUNICATION WIRING (INCLUDING JACKS) LOCATED WITHIN THE PREMISES (HEREAFTER REFERRED TO AS "INSIDE WIRE"). Lessee agrees to pay all costs and expenses incurred in such maintenance and repair within FIFTEEN (15) days after billing by Lessor or such contractor or contractors. Lessee agrees to caused any mechanics' liens or other liens arising as a result of work performed by Lessee of at Lessee's direction to be eliminated as provided in Paragraph 15 below. If Lessee refuses or neglects to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Lessor, Lessor, at any time following ten (10) days from the date on which Lessor makes a written demand on Lessee to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Lessee agrees to pay to Lessor as additional rent, Lessor's costs for making such repairs plus an amount not to exceed ten percent (10%) of such costs for overhead, within ten (10) days of receipt from Lessor of a written itemized bill therefor. Any amounts not reimbursed by Lessee within such ten (10) day period will amounts not reimbursed by Lessee within such ten (10) day period will bear interest at the Interest Rate until paid by Lessee.

15. LIENS: Lessee agrees not to permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Development, the Building or the Premises, nor against Lessee's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Lessee or any other act or omission of Lessee or Lessee's agents, employees, contractors, licensees or invitees. At Lessor's request, Lessee agrees to provide Lessor with enforceable, and final lien release (or other evidence reasonably requested by Lessor to demonstrate protection from liens) from all person furnishing labor and/or materials at the Premises. Lessor will have the right at all reasonable times to post on the Premises and r record any notices of nonresponsibility which it deems necessary for protection from such liens. If any such liens are filed, Lessee will, at its sole cost and expense, promptly cause such liens to be released of record bonded so that it in longer affects title to the Development, the Building or the Premises. If lessee fails to cause any such liens to be so released or bonded within ten (10) days after filing thereof, such failure will be deemed a material breach by Lessee under the Lease without the benefit of any additional notice or cure period described in Paragraph 22 below, and Lessor may, without waiving its rights and remedies based on such breach, and without releasing Lessee from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Lessee agrees to pay to Lessor within ten (10) days after receipt of invoice from Lessor, any sum paid by Lessor to remove such liens, together with interest at the Interest Rate from the date of such payment by Lessor.

16. ENTRY BY LANDLORD: Lessor and its employees and agents will at all reasonable times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Lessor to Lessee hereunder, to show the Premises to prospective purchasers or WITHIN THE LAST THREE (3) MONTHS OF THE TERM, lessees, to post notices of nonresponsibility, and/or to repair the Premises as permitted or required by this Lease. In exercising such entry rights, Lessor will endeavor to minimize, as reasonably practicable, the interference with Lessee' business, and will provide Lessee with reasonable advance notice of any such entry (except in emergency situations). Lessor will at all times have and retain a key with which to unlock all doors in the Premises, excluding Lessee's vaults and safes. Except in the case of the gross negligence or willful misconduct of Lessor, any entry to the Premises obtained by Lessor will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Lessee from the Premises and Lessor will not be liable to Lessee for any damages or losses resulting from any such entry.

17. UTILITIES AND SERVICES: Throughout the Term of the Lease so long as the Premises are occupied, Lessor agrees to furnish or cause to be furnished to the premises the utilities and services described in the Standards for Utilities and Services attached hereto as Exhibit "F" Lessor will not be liable to Lessee for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following: (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other caused beyond Lessor's reasonable control. In addition, in the event of any stoppage or interruption of services or utilities, Lessee shall not be entitled to any abatement or reduction of rent (except as expressly provided in Subparagraphs 20(f) or 21(b) if such failure results from a damage or taking described therein), no eviction of Lessee will result from such failure and Lessee will not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Lessor agrees to diligently attempt to resume service promptly. If Lessee requires or utilizes more water or electrical power than is considered reasonable or normal by Lessor, Lessor may at its option require Lessee to pay, as additional rent, the cost, as fairly determined by Lessor, incurred by such extraordinary usage and/or Lessor may install separate meter(s) for the Premises, at Lessee's sole expense, and Lessee agrees thereafter to pay all shares of the utility providing service.

18. ASSUMPTION OF RISK AND INDEMNIFICATION:

(a) ASSUMPTION OF RISK: Lessee, as a material part of the consideration to Lessor, agrees that neither Lessor nor any Lessor Indemnified Parties (as defined in Subparagraph 8(c) above) will be liable to Lessee for, and Lessee expressly assumes the risk of and waives any and all claims it may have against Lessor or any Lessor Indemnified Parties with respect to, (i) any and all damage to property or injury to persons in, upon or about the premises, the Building or the Development resulting from any act or omission (except for the grossly negligent or intentionally willful act or omission of Lessor or its agent or employees), (ii) any such damage caused by other tenants or persons in or about the Building or the Development, or caused by quasi-public work, (iii) any damage to property entrusted to employees of the Building, (iv) any loss of or damage to property by theft or otherwise, or (v) any injury or damage to person or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or any other portion of the Development or from the roof, street or subsurface or from any other place, or resulting from dampness. Neither Lessor nor any Lessor Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Lessee or any Lessee Parties or for interference with light. Lessee agrees to give prompt notice to Lessor in case of fire or accidents in the Premises or the Building, or of defects therein or in the fixtures or equipment.

(b) INDEMNIFICATION: Lessee will be liable for, and agrees to the maximum extent permissible under applicable law, to promptly indemnify, protect, defend and hold harmless Lessor and all Lessor Indemnified Parties from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs, including attorney's fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (i) any act or omission of Lessee or any Lessee Parties (as defined in Subparagraph 8(c) above); (ii) the use of the Premises and Common Areas and conduct of Lessee's business by Lessee or any Lessee Parties, or any other activity, work or thing done, permitted or suffered by Lessee or any Lessee Parties, in or about the Premises, the Building or elsewhere within the Development; and/or
(iii) any default by Lessee or any obligations on Lessee's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Lessor or any Lessor Indemnified Parties by reason of any such Indemnified Claims, Lessee, upon notice from Lessor, agrees to promptly defend the same at Lessee's sole cost and expense by counsel approved in writing by Lessor, which approval Lessor will not unreasonably withhold.

(c) SURVIVAL; NO RELEASE OF INSURERS: Lessee's indemnification obligations under Subparagraph 18(b) will survive the expiration or earlier termination of this Lease. Lessee's covenants, agreements and indemnification obligation in Subparagraphs 18(a) and 18(b) above, are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Lessee pursuant to the provisions of this Lease.

19. INSURANCE:

(a) LESSEE'S INSURANCE: On or before the earlier to occur of (i) the Commencement Date, or (ii) the date Lessee commences any work of any type in the Premises pursuant to this Lease (which may be prior to the Commencement Date), and continuing throughout the entire Term hereof and any other period of occupancy, Lessee agrees to keep in full force and effect, at it sole cost and expense, the insurance specified on Exhibit "D" attached hereto. Lessor reserves the right to require any other form or forms of insurance as Lessee or Lessor or any mortgagees of Lessor may reasonably require from time to time in form, in amounts, and for insurance risks against which, a prudent lessee would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Lessor makes no representation that the limits of liability required to be carried by Lessee under the terms of this Lease are adequate to protect Lessee's interests and Lessee should obtain such additional insurance or increased liability limits as Lessee deems appropriate.

(b) SUPPLEMENTAL LESSEE INSURANCE REQUIREMENTS: All polices must be in a form reasonably satisfactory to Lessor and issued by an insurer admitted to do business in the state in which the Building is located. All policies must be issued by insurers with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide. All policies must contain a requirement to notify Lessor (and Lessor's property manager and any mortgagees or ground lessors of Lessor who are named as additional insurers, if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Lessee agrees to deliver to Lessor, as soon as practicable after placing the required insurance, but in any event within the time frame specified in Subparagraph 19(a) above, certificate(s) of insurance and/or if required by Lessor, certified copies of each policy evidencing the existence of such insurance and Lessee's compliance with the provisions of this Paragraph 19. Lessee agrees to cause replacement polices or certificates to be delivered to Lessor not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement polices or certificates are not furnished within the time(s) specified herein, Lessor will have the right, but not the obligation, to obtain such insurance as Lessor deems necessary to protect Lessor's interests at Lessee's expense. If Lessor obtains any insurance that is the responsibility of Lessee under this Paragraph 19, Lessor agrees to deliver to Lessee a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Lessee agrees to promptly reimburse Lessor for such costs as additional rent. General Liability and Automobile Liability policies under Paragraphs 1 and 5 of Exhibit "D" attached hereto must name Lessor and Lessor's property manager (and at Lessor's request, Lessor's mortgagees and ground lessors of which Lessee has been informed in writing) as additional insured and must also contain a provision that the insurance afforded by such policy is primary insurance and any insurance carried by Lessor and Lessor's property manager of Lessor's mortgagees or ground lessors, if any, will be excess over and non-contributing with Lessee's insurance. LESSEE SHALL DELIVER TO LESSOR, ALONG WITH THE CERTIFICATE OF INSURANCE MENTIONED ABOVE, AN ENDORSEMENT LISTING LESSOR AS ADDITIONAL INSURED.

(c) LESSEE'S USE: Lessee will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building or the Development Common Areas. If Lessee's occupancy or business in, or on, the premises, whether or not Lessor has consented to the same, results in any increase in premiums for the insurance periodically carried by Lessor with respect to the Building or the Development or results in the need for Lessor to maintain special or additional insurance, Lessee agrees to pay Lessor the cost of any such increase in premiums or special or additional coverage as additional rent within ten (10) days after being billed therefor by Lessor. Lessee agrees to promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

(d) CANCELLATION OF LESSOR'S POLICIES: If any of Lessor's insurance policies are canceled or cancellation is threatened or the coverage reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Lessee or any assignee or subtenant of Lessee or by anyone Lessee permits on the Premises and, if Lessee fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Lessee will be deemed to be in material default of this Lease and Lessor may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Lessee shall promptly pay Lessor the reasonable costs of such remedy as additional rent. If Lessor is unable, or elects not to remedy such condition, then Lessor will have all of the remedies provided for in this Lease in the event of a default by Lessee.

(e) WAIVER OF SUBROGATION: Lessee's property and liability insurance shall contain a clause whereby the insurer waives all rights of recovery by way of subrogation against Lessor. Lessee shall also obtain and furnish evidence to Lessor of the waiver by Lessee's worker's compensation insurance carrier of all rights or recovery by way of subrogation against Lessor.

20. DAMAGE OR DESTRUCTION:

(a) PARTIAL DESTRUCTION: If the Premises or the Building are damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Lessor's contractor reasonably estimates in a writing delivered to Lessor and Lessee that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred eighty (180) days from the date of such casualty, and Lessor will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Lessee and/or Lessee's insurance which Lessee is required to deliver to Lessor pursuant to Subparagraph 20(e) below to cover Lessee's obligation for the costs of repair, reconstruction and restoration of any portion of the tenant improvements and any alterations for which Lessee is responsible under this Lease), then Lessor agrees to commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease will continue in full force and effect.

(b) SUBSTANTIAL DESTRUCTION: Any damage or destruction to the Premises or the Building which Lessor is not obligated to repair pursuant to Subparagraph 20(a) above will be deemed a substantial destruction. In the event of a substantial destruction, Lessor may elect to either: (i) repair, reconstruct and restore the portion of the Building or the Premises damaged by such casualty, in which case this Lease will continue in full force and effect, subject to Lessee's termination right contained in Subparagraph 20(d) below; or (ii) a notice from Lessor's insurance company that there is funds to repair damage (iii) terminate this Lease effective as of the date which is thirty (30) days after Lessee's receipt of Lessor's election to so terminate.

(c) NOTICE: Under any of the conditions of Subparagraph 20(a) or (b) above, Lessor agrees to give written notice to Lessee of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of sixty (60) days after the occurrence of such casualty, or fifteen (15) days after Lessor's receipt of the estimate from Lessor's contractor (the applicable time period to be referred to herein as the "Notice Period").

(d) TERMINATION RIGHTS: If Lessor elects to repair, reconstruct and restore pursuant to Subparagraph 20(b)(i) hereinabove, and if Lessor's contractor estimates that as a result of such damage, Lessee cannot be given reasonable use of and access to the Premises within three hundred sixty-five (365) days after the date of such damage, then either Lessor or Lessee may terminate this Lease effective upon delivery of written notice to the other within ten (10) days after Lessor delivers notice to Lessee of its election to so repair, reconstruct or restore.

(e) LESSEE'S COSTS AND INSURANCE PROCEEDS: In the event of any damage or destruction of all or any part of the Premises, Lessee agrees to immediately (i) notify Lessor thereof, and (ii) deliver to Lessor all property insurance proceeds received by Lessee with respect to any tenant improvements installed by or at the cost of Lessee and any alterations, but excluding proceeds for Lessee's furniture, trade fixtures, equipment and other personal property, whether or not this Lease is terminated as permitted in this Paragraph 20, and Lessee hereby assigns to Lessor all rights to receive such insurance proceeds. If, for any reason (including Lessee's failure to obtain insurance for the full replacement cost of any Lessee Improvements installed by or at the cost of Lessee and any alterations from any and all casualties), Lessee fails to receive insurance proceeds covering the full replacement cost of any such tenant improvements and any alterations which are damaged, Lessee will be deemed to have self-insured the replacement cost of such item's, and upon any damage or destruction thereto, Lessee agrees to immediately pay to Lessor the full replacement cost of such item's, less any insurance proceeds actually received by Lessor from Lessor's or Lessee's insurance with respect to such item's.

(f) ABATEMENT OF RENT: In the event of any damage, repair, reconstruction and/or restoration described in this Paragraph 20, rent will be abated or reduced, as the case may be, from the date of such casualty, in proportion to the degree to which Lessee's use of the Premises is impaired during such period of repair until such use is restored. Except for abatement of rent as provided hereinabove, Lessee will not be entitled to any compensation or damages for loss of, or interference with, Lessee's business or use or access of all or any part of the Premises or for lost profits or any other consequential damages of any kind or nature, which result from any such damage, repair, reconstruction or restoration.

(g) DAMAGE NEAR END OF TERM: Lessor and Lessee shall each have the right to terminate this Lease if any damage to the Premises or the Building occurs during the last twelve (12) months of the Term of this Lease where Lessor's contractor estimates in writing delivered to Lessor and Lessee the repair, reconstruction or restoration of such damage cannot be complete within sixty (60) days after the date of such casualty or during the balance of the term. If either party desires to terminate this Lease under this Subparagraph (1), it shall provide written notice to the other party of such election within ten (10) days after receipt of Lessor's contractor's repair estimates.

(h) WAIVER OF TERMINATION RIGHT: Lessor and Lessee agree that the foregoing provisions of this Paragraph 20 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statute or laws of a similar nature).

21. EMINENT DOMAIN:

(a) SUBSTANTIAL TAKING: If the whole of the Premises, or such part thereof as shall substantially interfere with Lessee's use and occupancy of the Premises, as contemplated by this Lease, is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority.

(b) PARTIAL TAKING; ABATEMENT OF RENT: In the event of a taking of a portion of the Premises which does not substantially interfere with Lessee's use and occupancy of the Premises, then, neither party will have the right to terminate this Lease and Lessor will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Lessor receives proceeds therefor from the condemning authority), and rent will be abated with respect to the part of the premises which Lessee is deprived of on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any part of the Building or the Development is taken (whether or not such taking substantially interferes with Lessee's use of the Premises), Lessor may terminate this Lease upon thirty (30) day's prior written notice to Lessee.

(c) CONDEMNATION AWARD: In connection with any taking of the Premises of the Building, Lessor will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Lessee, it being expressly understood and agreed by Lessee that no portion of any such award will be allowed or paid to Lessee for any so-called bonus or excess value will be the sole property of Lessor. Lessee agrees not to assert any claim against Lessor or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Lessee will have the right to recover from the condemning authority (but not from Lessor) any compensation as may be separately awarded or recoverable by Lessee for the taking of Lessee's furniture, fixtures, equipment and other personal property within the Premises, for Lessee's relocation expenses, and for any loss of goodwill or other damage to Lessee's business by reason of such taking.

(d) TEMPORARY TAKING: In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will not abate, and (ii) Lessee will be entitled to receive such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking remains in force at the expiration or earlier termination of this Lease, Lessee will then pay to Lessor a sum equal to the reasonable cost of performing Lessee's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Lessee will be excused from such obligations. For purpose of this Subparagraph 21(d), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

22. DEFAULTS AND REMEDIES:

(a) DEFAULTS: The occurrence of any one or more of the following events will be deemed a default by Lessee:

(i) The abandonment or vacating of the Premises by Lessee.

(ii) The failure by Lessee to make any payment of rent or additional rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure continues for a period of three (3) days after written notice thereof from Lessor to Lessee; provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, the provisions of California Code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

(iii) The failure by Lessee to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Lessee, other than as specified in Subparagraph 22(a) (i) or (ii) above, where such failure continues for a period of five (5) days after written notice thereof from Lessor to Lessee. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, California Code of Civil Procedure section 1161 regarding unlawful detainer actions and any successor statute of similar law). If the nature of Lessee's default is such that more than five (5) days are reasonably required for its cure, then Lessee will not be deemed to be in default if Lessee commences such cure within such five (5) days period and thereafter diligently prosecutes such cure to completion.

(iv) (A) the making by Lessee of any general assignment for the benefit of creditors; (B) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (C) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (D) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease where such seizure is not discharged within thirty (30) days.

(b) LESSOR'S REMEDIES; TERMINATION: In the event of any default by Lessee, in addition to any other remedies available to Lessor at law or in equity under applicable law, Lessor will have the immediate right and option to terminate this Lease and all rights of Lessee hereunder. If Lessor elects to terminate this Lease then, to the extent permitted under applicable law, Lessor may recover from Lessee: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Lessee proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Lessee proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom including, but not limited to: attorneys' fees and costs brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Lessee's personal property, equipment, fixtures, alterations, the tenant improvements and any other items which Lessee is required under this Lease to remove but does not remove, as well as the unamortized value of any free rent, reduced rent, free parking, reduced rate parking and any tenant improvement allowance or other costs or economic concessions provided, paid, granted or incurred by Lessor pursuant to this Lease. The total value of such concessions and multiplying such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease Term. As used in Subparagraphs 22(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(c) RIGHT TO RECOVER RENT AS IT BECOMES DUE: Lessor may exercise the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment, and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). Lessee hereby specifically acknowledges and agrees that the limitations on its right to sublet or assign, as set forth in Paragraph 24 or the Lease, are reasonable.

(d) LESSOR'S REMEDIES; RE-ENTRY RIGHTS: In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor will also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the sole cost and expense of and for the account of Lessee in accordance with the provisions of Paragraph 13 of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Lessor pursuant to this Subparagraph 22(c) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction.

(e) LESSOR'S REMEDIES; RE-LETTING: If Lessor does not elect to terminate this Lease, Lessor may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as Lessor in its sole and absolute discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Lessor elects to relet the Premises, then rents received by Lessor from such reletting will be applied: first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such reletting; fourth, to the payment of rent due and unpaid hereunder and the residue, if any, will be held by Lessor and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Lessee hereunder, then Lessee agrees to pay such deficiency to Lessor immediately upon demand therefor by Lessor. Such deficiency will be calculated and paid monthly.

(f) LESSOR'S REMEDIES; PERFORMANCE FOR LESSEE: All covenants and agreements to be performed by Lessee under any of the terms of this Lease are to be performed by Lessee at Lessee's sole cost and expense and without any abatement of rent. If Lessee fails to pay any sum of money owed to any party other than Lessor, for which its is liable under this Lease, or if Lessee fails to perform any other act on its part to be performed hereunder, and such failure continues for ten (10) days after notice thereof by Lessor, Lessor may, without waiving or releasing Lessee from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Lessee. Lessee agrees to reimburse Lessor upon demand for all sums so paid by Lessor and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Lessor until reimbursed by Lessee. This remedy shall be in addition to any other right or remedy of Lessor set forth in this Paragraph 22.

(g) LATE PAYMENT: If Lessee fails to pay any installment of rent within ten
(10) days of when due or if Lessee fails to make any other payment for which Lessee is obligated under this Lease within ten (10) days of when due, such late amount will accrue interest at the Interest Rate and Lessee agrees to pay Lessor as additional rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, Lessee agrees to pay to Lessor concurrently with such late payment amount, as additional rent, a late charge equal to ten percent (10%) of the amount due to compensate Lessor for the extra costs Lessor will incur as a result of such late payment. Acceptance of any such interest and late charge will not constitute a waiver of the Lessee's default with respect to the overdue amount, or prevent Lessor from exercising any of the other rights and remedies available to Lessor. If Lessee incurs a late charge more than three (3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Lessee cures the late payments for which such late charges are imposed, Lessor will have the right to require Lessee thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term.

(h) RIGHTS AND REMEDIES CUMULATIVE: All rights, options and remedies of Lessor to the extent permitted by applicable law contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not state in this Lease. Nothing in this Paragraph 22 will be deemed to limit or otherwise affect Lessee's indemnification of Lessor pursuant to any provision of this Lease.

23. LESSOR'S DEFAULT: Lessor will not be in default in the performance of any obligation required to be performed by Lessor under this Lease unless Lessor fails to perform such obligation within thirty (30) days after the receipt of written notice from Lessee specifying in detail Lessor's failure to perform; provided however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor will not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any default by Lessor, Lessee may exercise any of its rights provided at law or in equity subject to the limitations on liability set forth in Paragraph 35 of this Lease.

24. ASSIGNMENT AND SUBLETTING:

(a) RESTRICTION ON TRANSFER: Except as expressly provided in this Paragraph 24, Lessee will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Lessee (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "Transfer"), without the prior written consent of Lessor, which consent Lessor will not unreasonably withhold. For purposes of this Paragraph 24, if Lessee is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of twenty-five percent (25%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in the Paragraph 24. NOTWITHSTANDING THE FOREGOING, LESSEE MAY UPON A FIFTEEN (15) DAY WRITTEN NOTICE, AND LEGAL WRITTEN DOCUMENTATION TO LESSOR, MAY SUBLET THE PREMISES OR ASSIGN THE LEASE TO (A) AN ENTITY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH LESSEE, (B) A SUCCESSOR ENTITY RELATED TO LESSEE BY MERGER, CONSOLIDATION, NONBANKRUPTCY REORGANIZATION, OR GOVERNMENT ACTION, OR (C) A PURCHASER OF SUBSTANTIALLY ALL LESSER'S ASSETS LOCATED IN THE PREMISES. A SALE OR TRANSFER OF LESSEE'S CAPITAL STOCK SHALL NOT BE DEEMED AN ASSIGNMENT, SUBLETTING OR ANY OTHER TRANSFER OF THE LEASE OR THE PREMISES.

(b) TRANSFER NOTICE: If Lessee desires to effect a Transfer, then at least thirty (30) days prior to the date when Lessee desires the Transfer to be effective (the "Transfer Date"), Lessee agrees to give Lessor a notice (the "Transfer Notice").

stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Lessee and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Lessor may reasonably require.

(c) LESSOR'S OPTIONS: Within ten (10) days of Lessor's receipt of any Transfer Notice, and any additional information requested by Lessor concerning the proposed Transferee's financial responsibility, Lessor will notify Lessee of its election to do one of the following: (i) consent to the proposed Transfer subject to such reasonable conditions as Lessor may impose in providing such consent; (ii) refuse such consent, which refusal shall be on reasonable grounds; or (iii) terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned and recapture all or such portion of the Premises for reletting by Lessor.

(d) ADDITIONAL CONDITIONS: A condition to Lessor's consent to any Transfer of this Lease will be the delivery to Lessor or a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, in form and substance reasonably satisfactory to Lessor. Lessee agrees to pay to Lessor, as additional rent, all sums and other consideration payable to and for the benefit of Lessee by the assignee or sublessee in excess of the rent payable under this Lease for the same period and portion of the Premises. In calculating excess rent or other consideration which may be payable to Lessor under this paragraph, Lessee will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees and other amounts reasonably and actually expended by Lessee in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Lessor. No Transfer will release Lessee of Lessee's obligations under this Lease or alter the liability of Lessees to pay the rent and to perform all other obligations to be performed by Lessee hereunder. Lessor may require that any Transferee (i) remit directly to Lessor on a monthly basis, all monies due Lessee by said Transferee and (ii) assume the obligations of Lessee hereunder occurring after the date of transfer. Consent by Lessor to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against such Transferee or successor. If Lessee effects a Transfer or requests the consent of Lessor to any Transfer (whether or not such Transfer is consummated), then, upon demand, Lessee agrees to pay Lessor a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus Lessor's reasonable attorneys' fees.

25. SUBORDINATION: Without the necessity of any additional document being executed by Lessee for the purpose of effecting a subordination, and at the election of Lessor or any mortgagee or beneficiary with a deed of trust encumbering the Building and/or the Development, or any lessor of a ground or underlying lease with respect to the Building, this Lease will be subject and subordinate at all times to: (i) all ground lease or underlying leases which may now exist or hereafter be executed affecting the Building; and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Building, the Development or any leases thereof, of Lessor's interest and estate in any of said items, is specified as security. Notwithstanding the foregoing, Lessor reserves the right to subordinate any such ground leases or underlying leases or any such liens to this Lease. If any such ground lease or underlying lease terminates for any reason or any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Lessor's successor in interest, Lessee agrees to attorn to and become the lessee of such successor in which event Lessee's right to possession of the Premises will not be disturbed as long as Lessee is not in default under this Lease. Lessee hereby waives its rights under any law which gives or purports to give Lessee any right to terminate or otherwise adversely affect this Lease and the obligations of Lessee hereunder in the event of any such foreclosure proceeding of sale. Lessee covenants and agrees to execute and deliver, upon demand by Lessor and in the form reasonably required by Lessor, any additional documents evidencing the priority or subordination of this Lease and Lessee's attornment agreement with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. If Lessee fails to sign and return any such documents within ten (10) days of receipt, Lessee will be in default hereunder.

26. ESTOPPEL CERTIFICATE: Within ten (10) days following any written request which Lessor may make from time to time, Lessee agrees to execute and deliver to Lessor an estoppel certificate as may reasonably be required by Lessor. Lessor and Lessee intend that any statement delivered pursuant to the Paragraph 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest herein. Lessee's failure to deliver such statement within such time will be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no incurred defaults in Lessor's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Without limiting the foregoing, if Lessee fails to deliver any such statement within such ten (10) day period, Lessor may deliver to Lessee an additional request for such statement and Lessee's failure to deliver such statement to Lessor within ten (10) days after delivery of such additional request will constitute a default under this Lease. Lessee agrees to indemnify and protect Lessor from and against any and all claims, damages, losses, liabilities and expenses (including attorneys' fees and costs) attributable to any failure by Lessee to timely deliver any such estoppel certificate to Lessor as required by this Paragraph 26.

27. BUILDING PLANNING: If Lessor requires the Premises for use in conjunction with another suite or for other reasons connected with the planning program for the Building or the Development, Lessor will have the right, upon sixty (60) days' prior written notice to Lessee, to move Lessee to other space in the Building of substantially similar size as the Premises, and with lessee improvements of substantially similar age, quality and layout as then existing in the Premises. Any such relocation will be at Lessor's cost and expense, including the cost of providing such substantially similar lessee improvements (but not any furniture or personal property) and Lessee's reasonable moving, telephone installation and stationary reprinting cost. If Lessor so relocates Lessee, the terms and conditions of this Lease will remain in full force and effect an apply to the new space, except that (a) a revised Exhibit "A-1" will become part of this Lease and will reflect the location of the new space, (b) Paragraph 1 of this Lease will be amended to include and state all correct data as to the new space, (c) the new space will thereafter be deemed to be the "Premises", and (d) all economic terms and conditions (e.g. rent, total Base Operating Expense, etc.) will be adjusted on a per square foot basis based on the total number of rentable square feet of area contained in the new space. Lessor and Lessee agree to cooperate fully with one another in order to minimize the inconvenience to Lessee resulting form any such relocation and the parties shall execute the amendment of this lease.

28. RULES AND REGULATIONS: Lessee agrees to faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and incorporated herein by this reference as Exhibit "H", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Lessor. Lessor will not be responsible to Lessee for the violation or non-performance by any other lessee or occupant of the Building of any of the Rules and Regulations.

29. MODIFICATION AND CURE RIGHTS OF LESSOR'S MORTGAGEES AND LESSORS: If, in connection with Lessors obtaining or entering into any financing or ground lease for any portion of the Building or the Development, the lender or ground lessor request modifications to this Lease, lessee, within ten (10) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable an do not increase the monetary obligations of Lessee under this Lease or adversely affect the leasehold estate created by the Lease. In the event of any default on the part of Lessor, Lessee will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Lessor whose address has been furnished to Lessee, and Lessee agrees to offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the premises, subject to this Lease and Lessee's rights hereunder, by power of sale or a judicial foreclose, if such should prove necessary to effect a cure).

30. DEFINITION OF LESSOR: The term "Lessor", as used in this Lease, so far as covenants or obligations on the part of Lessor are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title (other than a transfer for security purposes only), Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) will be automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Lessor contained in this Lease thereafter to be performed, so long as the transferee assumes in writing all such covenants and obligations of Lessor arising after the date of such transfer. Lessor and Lessor's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the Development, the Building, the Premises and/or this Lease without the consent of Lessee, and such transfer or subsequent transfer will not be deemed a violation on Lessor's part of any of the terms and conditions of this Lease.

31. WAIVER: The waiver by either party of any breach of any term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice which may develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Lessor will not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at





                                      18A
the time of acceptance of such rent. No acceptance by Lessor of a lesser sum than the basic rent and additional rent or other sum then due will be deemed to be other than on account of the earliest installment if such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Lessor to or of any act by Lessee requiring Lessor's consent or approval will not be deemed to waive or render unnecessary Lessor's consent or approval to or of any subsequent similar acts by Lessee.

32. PARKING: Lessee shall be entitled to use, in common with other lessees and Lessor and its agents, the number of assigned and/or undesignated vehicle parking spaces allocated to Lessee in Paragraph 1(n) subject to the terms and conditions of this Paragraph 32 and the Rules and Regulations regarding parking, and the parking contained in Exhibit "I" and "I" attached hereto; provided however, that if the size of the Premises shall hereafter be reduced, whether pursuant to an amendment of lease or any modification to this standard lease form or otherwise, the number of parking spaces allocated to Lessee shall automatically be reduced pro rata. Lessee's use of such parking spaces shall be subject to payment by Lessee of such standard monthly parking rates, if any, as may be charged from time to time to persons other than the officers and employees of Lessor and its affiliates, and subject to such rules and regulations as maybe reasonably established or altered from time to time by Lessor or its manager of such parking facilities, provided that such rates do not exceed fair market rates for comparable parking facilities in the basements of comparable nearby office towers, all as reasonably determined by Lessor. At Lessor's request, Lessee (or its designated employees with parking privileges) shall enter into parking licenses or lease agreements or other arrangements then in use by Lessor (or Lessor's operator of the parking facilities) with respect to such monthly parking. Upon request, Lessee shall provide Lessor with the license plate numbers of all vehicles used at the Facility by Lessee's employees. In the event that, pursuant to any modification or amendment to this standard form lease, Lessee is at any time given any right to the exclusive use of any designated parking stalls or facilities, Lessor shall nevertheless have the right from time to time to substitute other designated parking stalls or facilities therefor, so long as such substitute stalls or facilities are, in Lessor's judgment, reasonably comparable. If Lessee parks more vehicles in the Facility's parking area than are permitted under this Section, Lessor shall have the right, without limitation to Lessor's other remedies under this Lease, to collect from Lessee a daily charge, to reasonably determined by Lessor, for each such additional vehicle.

33. FORCE MAJEURE: If either Lessor or Lessee is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws, regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay), riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption or any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act the provisions of this Paragraph 33 will not operate to excuse Lessee from prompt payment of rent or any other payments required under the provisions of the Lease.

34. SIGNS: Lessor will designate the location on the Premises, if any, for one or more Lessee identification sign(s). Lessee agrees to have Lessor install and maintain Lessee's identification sign(s) in such designated location in accordance with this Paragraph 34 at LESSOR'S sole cost and expense. Lessee has no right to install Lessee identification signs in any other location in, on or about the Premises or the Development and will not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building or from within the Building in any interior or exterior common areas. The size, design, color and other physical aspects or any and all permitted sign(s) will be subject to (i) Lessor's written approval prior to installation, which approval may be withheld in Lessor's discretion, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits and approvals. Lessee will be solely responsible for all costs for installation, maintenance, repair and removal of any Lessee identification sign(s). If Lessee fails to remove Lessee's sign(s) upon termination of this Lease and repair any damage caused by such removal, Lessor may do so at Lessee's sole cost and expense. Lessee agrees to reimburse Lessor for all costs incurred by Lessor to effect any installation, maintenance or removal on Lessee's account, which amount will be deemed additional rent, and may include, without limitation, all sums disbursed, incurred or deposited by Lessor including Lessor's costs, expenses and actual attorneys' fees with interest thereon at the Interest

Rate from the date of Lessor's demand until paid by Lessee. Any sign rights granted to Lessee under this Lease are personal to Lessee and may not be assigned, transferred or otherwise conveyed to any assignee or sublessee of Lessee without Lessor's prior written consent, which consent Lessor may NOT UNREASONABLY withhold in its sole and absolute discretion.

35. LIMITATION ON LIABILITY: In consideration of the benefits accruing hereunder, Lessee on behalf of itself and all successors and assigns of Lessee covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Lessor: (a) Lessee's recourse against Lessor for monetary damages will be limited to Lessor's interest in the Building including, subject to the prior rights of any Mortgagee, Lessor's interest in the rents of the Building and any insurance proceeds payable to Lessor; (b) except as may be necessary to secure jurisdiction of the partnership, no partner may be necessary to secure jurisdiction of the partnership, no partner of Lessor shall be sued or named as a party in any suit or action and no service of process shall be made against any partner of Lessor; (c) no partner of Lessor shall be required to answer or otherwise plead to any service of process; (d) no judgment will be taken against any partner of Lessor and any judgment taken against any partner of Lessor may be vacated and set aside at any time after the fact; (e) no writ of execution will be levied against the assets of any partner of Lessor; (f) the obligations under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Lessor, and Lessee shall no seek recourse against the individual partners, directors, officers of shareholders of Lessor or any of their personal assets for satisfaction of any liability in respect to this Lease; and (g) these covenants and agreements are enforceable both by Lessor and also any partner of Lessor.

36. FINANCIAL STATEMENTS: Prior to the execution of this Lease by Lessor and at any time during the Term of this Lease upon ten (10) days prior written notice from Lessor, Lessee agrees to provide Lessor with a current financial statement for Lessee and any guarantors of Lessee and financial statement for the two (2) years prior to the current financial statement year for Lessee and any guarantors of Lessee. Such statements are to be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Lessee, audited by an independent certified public accountant. LESSOR SHALL KEEP SUCH STATEMENTS CONFIDENTIAL AND SHALL ONLY USE SUCH STATEMENT FOR PURPOSES RELATED TO THIS LEASE OR THE FINANCING OF THE BUILDING OR PROJECT.

37. QUIET ENJOYMENT: Lessor covenants and agrees with Lessee that upon Lessee paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Lessee's part to be observed and performed under this Lease, Lessee may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

38. MISCELLANEOUS:

(a) CONFLICT OF LAWS: This Lease shall be governed by and construed solely pursuant to the laws of the State OF CALIFORNIA, without giving effect to choice of law principles thereunder.

(b) SUCCESSORS AND ASSIGNS: Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

(c) PROFESSIONAL FEES AND COSTS: If either Lessor or Lessee should bring suit against the other with respect to this Lease, then all cost and expenses, including without limitation, actual professional fees and costs such as appraiser, accountants' and attorneys' fees and costs, incurred by the party which prevails in such action, whether by final judgment or out of court settlement, shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. As used herein, attorneys' fees and costs shall include, without limitation, attorneys' fees, costs and expenses incurred in connection with any
(I) post judgment motions; (ii) contempt proceeding; (iii) garnishment, levy, and debtor and third party examination; (iv) discovery; and (v) bankruptcy litigation.

(d) TERMS AND HEADINGS: The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(e) TIME: Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

(f) PRIOR AGREEMENT; AMENDMENTS: This Lease constitutes and is intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease. This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other agreements, understandings, representations, warranties, or statements, either oral or in written form, concerning the subject matter of this Lease. No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

(g) SEPARABILITY: The Provisions of this Lease shall be considered separable such that if any provision or part of this Lease is ever held to be invalid, void or illegal under any law or ruling, all remaining provisions of this Lease shall remain in full force and effect to the maximum extent permitted by law.

(h) RECORDING: Neither Lessor nor Lessee shall record this Lease nor a short form memorandum thereof without the consent of the other.

(i) COUNTERPARTS: This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

(j) NONDISCLOSURE OF LEASE TERMS: Lessee acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Lessor. Disclosure of the terms could adversely affect the ability of Lessor to negotiate other leases and impair Lessor's relationship with other lessees. Accordingly, Lessee agrees that it, and its partners, officers, directors, employees, agents and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper of other publication or any other lessee or apparent prospective lessee of the Building or other portion of the Development, or real estate agent, either directly or indirectly, without the prior written consent of Lessor, provided, however, that Lessee may disclose the terms to prospective sublessees or assignees under this Lease.

(k) NON-DISCRIMINATION: Lessee AND LESSOR acknowledge and agree that there shall be no discrimination against, or segregation of, any person, group of person, or entity on the basis of race, color, creed, religion, age, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

39. EXECUTION OF LEASE:

(a) JOINT AND SEVERAL OBLIGATIONS: If more than one person or entity executes this Lease as Lessee, their execution of the Lease will constitute their covenant and agreement that (i) each of the them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Lessee, and (ii) the term "Lessee" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or noticed or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease as Lessee with the same force and effect as if each and all of them had so acted or so given or received which notice or refund of so signed.

(b) LESSEE AS CORPORATION OR PARTNERSHIP: If Lessee executes this Lease as a corporation, limited liability company, or partnership, then Lessee and the persons executing this Lease on behalf of Lessee represent and warrant that such entity is duly qualified and in good standing to do business in California and that the individuals executing this Lease on Lessee's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Lessee, a copy of which is to be delivered to Lessor on execution hereof, if requested by Lessor, and in accordance with the by-laws of Lessee, and, in the case of a limited liability in accordance the operating agreement and any amendments thereto, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Lessor on execution hereof, if requested by Lessor, and that this Lease is binding upon Lessee in accordance with its terms.

(c) EXAMINATION OF LEASE: Submission of this instrument by Lessor to Lessee for examination or signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Lessor and Lessee.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.

LESSOR:

By:
   ----------------------------------
Print Name:
           --------------------------
Print Title:
            -------------------------

LESSEE:

By: /s/ PETER H. CHEESBROUGH
   ----------------------------------
Print Name: Peter H. Cheesbrough
           --------------------------
Print Title: SR. VP Finance & CFO
            -------------------------

By:
   ----------------------------------
Print Name:
           --------------------------
Print Title:
            -------------------------

                                  [FLOOR PLAN]








                                                                         INITIAL
                                                                           PC

                                   EXHIBIT "B"

                        ADJUSTMENTS TO MONTHLY BASE RENT








Beginning March 1, 2001 through February 28, 2002 the monthly rent shall be $16,398.48, due on the first day of each month.

Beginning March 1, 2002 through February 28, 2003 the monthly rent shall be $16,843.40, due on the first day of each month.



                                    INITIAL
                                    -------
                                    /s/ PHC

                                   EXHIBIT "C"


                           DESCRIPTION OF LESSORS WORK



Lessor at his sole cost and expense shall have the Premises thoroughly cleaned, carpets professionally steam cleaned, and apply building standard paint to and walls, doorways that do not have any wall covering fabric or paper.


                                    INITIAL
                                    -------
                                    /s/ PHC

                                   EXHIBIT "D"

                         LESSEE'S INSURANCE REQUIREMENTS



This outlines the insurance requirements of your Lease. To assure compliance with theses terms, we suggest you send a copy of this Exhibit to your insurer or agent. Initial Certificates and endorsements must be provided to Lessor prior to occupancy of the Premises and renewals ten (10) days before expiration.

         1. Comprehensive or Commercial General Liability Insurance:

            $1,000,000. Combined Single Limit, each occurrence.

            $1,000,000. Aggregate (minimum) this location.

            $1,000,000. Products/Completed Operations Aggregate.

            $50,000. Fire Legal Liability Limit, per fire, Bodily Injury, Property Damage, Personal Injury and Advertising Injury; Blanket Contractual Liability - Covering Indemnity Section 18(b); Products and Completed Operations Liability; Lessor as an Additional Insured; Severability of Interest, permitting Cross liability among insured; provision stating that lessee's insurance is primary and non-contributing with any insurance carried by Lessor.

         2. Lessee's Property Insurance:

            All Risks coverage of Property owned by Lessee or for which the Lessee is legally liable; full replacement cost basis.

         3. Lessee's Business Interruption Insurance:


All Risks coverage of operations as leased premises; covering one-years business interruption due to insured peril.

         4. Lessee's Workers' Compensation and Employer's Liability
            Insurance:

            Statutory Limits and terms required by State; $1,000,000. Employer's Liability Limit:



All insurance is to be with licensed insurers having a Best's rating of "A X" or better, and must include the following:

     Waiver of Subrogation in favor of BOTH PARTIES Thirty (30) day pre-notice of cancellation/non renewal to Lessor.

SEND CERTIFICATE AND ENDORSEMENT TO:


Foster Enterprises
400 So. El Camino Real, Suite 1400
San Mateo, California 94402




PLEASE INCLUDE ADDRESS OF PREMISES.


                                    INITIAL
                                    -------
                                    /s/ PHC

                                   EXHIBIT "E"


                       DEFINITION OF OPERATING EXPENSES


1. ITEMS INCLUDED IN OPERATING EXPENSES. The term "Operating Expenses" as used in the Lease to which this Exhibit "E" is attached means: all costs and expenses of operation and maintenance of the Building and the Common Areas (as such terms are defined in the Lease), as determined by standard accounting practices, calculated assuming the Building is ninety-five percent (95%) occupied, including the following costs by way of illustration but not limitation, but excluding those items specifically set forth in Paragraph 3 below: (a) Real Property Taxes and Assessments (as defined in PARAGRAPH 2 below) and any taxes or assessments imposed in lieu thereof; (b) any and all assessments imposed with respect to the Building pursuant to any covenants, conditions and restrictions affecting the Development, the Common Areas or the Building; (c) water and sewer charges and the costs of electricity, heating, ventilating, air conditioning and other utilities; (d) utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any government or quasi-government authority in connection with the use, occupancy or alteration of the Building or the premises or the parking facilities serving the Building or the Premises; (e) costs of insurance obtained by Lessor pursuant to PARAGRAPH 19 of the Lease; (f) waste disposal and janitorial services; (g) security; (h) labor; (i) costs incurred in the management of the Building, including, without limitation; (i) supplies, (ii) wages and salaries (and payroll taxes and similar governmental charges related thereto) of employees used in the management, operation and maintenance of the Building, (iii) Building management office rental, supplies, equipment and related operating expenses, and (iv) a management/administrative fee determined as a percentage of the annual gross revenues of the Building exclusive of the proceeds of financing or a sale of the Building and an administrative fee for the management of the Development Common Area determined as a percentage of Development Common Area Operating Expenses; (j) supplies, materials, equipment and tools including rental of personal property used for maintenance; (k) repair and maintenance of the elevators and the structural portions of the Building, including the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Lessor; (l) maintenance, costs and upkeep of all parking and Development Common areas; (m) depreciation on a straight line basis and rental of personal property used in maintenance; (n) amortization on a straight line basis over the useful life [together with interest at the Interest Rate on the unamortized balance] of all capitalized expenditures which are: (i) reasonably intended to produce a reduction in operating charges or energy consumption; or (ii) required under any governmental law or regulation that was not applicable to the Building at the time it was originally constructed; or
(iii) for replacement of any Building equipment needed to operate the Building at the same quality levels as prior to the replacement; (o) costs and expenses of gardening and landscaping; (p) maintenance of signs (other than signs of Lessees of the Building); (q) personal property taxes levied on or attributable to personal property used in connection with the Building or the Common Areas;
(r) reasonable accounting, audit, verification, legal and other consulting fees, and (s) costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves. When calculating Operating Expenses for purposes of establishing Lessee's Base Operating Expense, Operating Expenses shall not include Real Property Taxes and Assessments attributable to special assessments, charges, costs, or fees or due to modifications or changes in governmental laws or regulations including, but not limited to, the institution of a split tax roll, and shall exclude market-wide labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes and utility increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargos or other shortages.


2. REAL PROPERTY TAXES AND ASSESSMENTS. The term "Real Property Taxes and Assessments", as used in this Exhibit "E," means: any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy charge, improvement bond, tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Lessor in the Premises, Building, Common Areas or the Development (as such terms are defined in the Lease), adjusted to reflect an assumption that the Building is fully assessed for real property tax purposes as a completed building ready for occupancy, including the following by way of illustration but not limitation: (a) any tax on Lessor's "right" to rent or "right" to other income from the Premises or as against Lessor's business of leasing the Premises; (b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Lessee and Lessor that Proposition 13 was adopted by the voters of the State of California in the June,

1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Lessee and Lessor that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease; (c) any assessment, tax, fee, levy or charge allocable to or measured by the area of the premises or other premises in the Building or the rent payable by Lessee hereunder or other lessees of the Building, including, without limitation, any gross receipts tax or excise tax levied by state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repairs, use or occupancy by Lessee of the Premises, or any portion thereof but not on Lessor's other operations; (d) any assessment, tax, fee, levy or charge upon this transaction or any document to which Lessee is a party, creating or transferring an interest or an estate in the Premises; and/or (e) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system (including assessment districts) instituted within the geographic area of which the Building is a part.

Notwithstanding the foregoing, if at any time after the Commencement Date, the amount of Real Property Taxes and Assessments decreases, then for purposes of all subsequent Lease Years, including the Lease Year in which such decrease in Real Property Taxes and Assessments occurs, Lessee's Base Operating Expense shall be decreased by an amount equal to such decrease in Real Property Taxes and Assessments.



      3. ITEMS EXCLUDED FROM OPERATING EXPENSES. Notwithstanding the provisions of PARAGRAPHS 1 AND 2 above to the contrary, "Operating Expenses" will not include: (a) Lessor's federal or state OR NET income, franchisee, inheritance TRANSFER, GIFT, or estate taxes; (b) any ground lease rental; (c) costs incurred by Lessor for the repair of damage to the Building to the extent that Lessor is reimbursed by insurance or condemnation proceeds or by lessees, warrantors or other third persons;
         (d) depreciation, amortization and interest payments, except as specifically provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Lessor to enable Lessor to supply services Lessor might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting practices; (e) brokerage commissions, finders' fees, attorneys' fees, space planning costs and other costs incurred by Lessor in leasing or attempting to lease space in the Building; (f) costs of a capital nature, including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools, all as determined in accordance with standard accounting practices; provided, however, the capital expenditures set forth in Subparagraph 1(n) above will in any event be included in the definition of Operating Expenses; (g) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Building or the Development; (h) costs, including permit, license and inspection costs, incurred with respect to the installation of lessee improvements for lessees in the Building (including the original Lessee Improvements for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for lessees or other occupants of the Building, including space planning and interior design costs and fees; (i) attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective lessees or other occupants of the Building; provided, however, that Operating Expenses will include those attorneys' fees and other costs and expenses incurred in connection with negotiations, disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Building, and such other matters relating to the maintenance of standards required of Lessor under the Lease; (j) except for the administrative/management fees described in SUBPARAGRAPH 1(i) above, costs of Lessor's general corporate overhead, (k) all items and services for which Lessee or any other lessee in the Building reimburses Lessor (others than through operating expenses pass-through provisions); (1) electric power costs for which any lessee directly contracts with the local public service company; and (m) costs arising from Lessor's charitable or political contributions.

                                   EXHIBIT "F"


                      STANDARDS FOR UTILITIES AND SERVICES


The following standard for utilities and services are in effect. Lessor reserves the right to adopt nondiscriminatory modifications and additions hereto.

Subject to the terms and conditions of the Lease and provided Lessee remains in occupancy of the Premises, Lessor will provide or make available the following utilities and services:

1. Provide non-attended automatic elevator facilities Monday through Friday, except holidays, from 6:00 a.m. to 10:00 p.m., and have one elevator available for Lessee's use at all other times.

2. On Monday through Friday, except holidays from 6:00 a.m. to 12:00 a.m. (and other times at a reasonable hourly additional charge fixed by Lessor), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the reasonable judgment of Lessor it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are extended to the full length of the window opening and adjusted to a 45 degree angle upwards. Lessor will not be responsible for room temperatures if Lessee does not keep all window coverings in the Premises extended to the full length of the window opening and - adjusted to a 45 degree angle upwards whenever the system is in operation. Lessee agrees to cooperate fully at all times with Lessor, and to abide by all reasonable regulations and requirements which Lessor may prescribe for the proper function and protection of said air conditioning system. Lessee agrees not to connect any apparatus, device, conduit or pipe to the chilled and hot water air conditioning supply lines of the Building. Lessee further agrees that neither Lessee nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter the mechanical installations or facilities of the Building or the Development or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system will be charged to Lessee if the need for maintenance work results from either Lessee's adjustment of room thermostats or Lessee's failure to comply with its obligations under this Exhibit, including keeping window coverings extended to the full length of the window opening and adjusted to a 45 degree angle upwards. Such work will be charged at hourly rates equal to then-current journeyman's wages for air conditioning mechanics.

3. Lessor will make available to the Premises, 24 hours per day, seven days a week, electric current as required by the Building standard office lighting and fractional horsepower office business machines including copiers, personal computer and word processing equipment in an amount not to exceed six (6) watts per square foot per normal business day. Lessee agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Lessor monthly for the measured consumption at the average cost per kilowatt hour charged to the building during the period. If a separate meter is not installed at Lessee's cost, such excess cost will be established by an estimate agreed upon by Lessor and Lessee, and if the parties fail to agree, such cost will be established by an independent licensed engineer selected in Lessors reasonable discretion, whose fee shall be shared equally be Lessor and Tenet. Lessee agrees not to use any apparatus or device in, upon or about the Premises (other than standard office business machines, personal computers and work processing equipment) which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Lessee further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the written consent of Lessor. Should Lessee use the same to excess, the refusal on part of Lessee to pay upon demand of Lessor the amount established by Lessor for such excess charge will constitute a breach of the obligation to pay rent under this Lease and will entitle Lessor to the rights therein granted for such breach. Lessee's use of electric current will never exceed the capacity of the feeders to the Building, or the risers or wiring installation and Lessees will not install or use or permit the installation of use of any computer or electronic data processing equipment in the Premises (except standard office business machines, personal computers and word processing equipment) without the prior written consent of Lessor.

4. Water will be available in public and for drinking and lavatory purposes only, but if Lessee requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, of which fact Lessee constitutes

Lessor to be the sole judge, Lessor may install a water meter and thereby measure Lessee's water consumption for all purposes. Lessee agrees to pay Lessor for the cost of the meter and the cost of the installation thereof and throughout the duration of Lessee's occupancy Lessee will keep said meter and installation equipment in good working order and repair at Lessee's own cost and expense, in default of which Lessor may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Lessee. Lessee agrees to pay for water consumed, as shown on such meter, as and when bills and rendered, and on default in making such payment, Lessor may pay such charges and collect the same from Lessee. Any such costs or expenses incurred, or payments made by Lessor for any of the reasons or purposes hereinabove stated will be deemed to be additional rent payable by Lessee and collectible by Lessor as such.

5. Lessor will provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Lessee, and unless otherwise agreed to by Lessor and Lessee no one other than persons approved by Lessor shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they will be kept clean and in order by Lessee, at Lessee's expense, and to the satisfaction of Lessor, and by persons approved by Lessor. Lessee agrees to pay to Lessor the cost of removal of any of Lessee's refuse and rubbish to the extend that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

6. Lessor reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electrical systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, when in the judgment of Lessor such actions are desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and Lessor will have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Lessor's reasonable control, or by laws, rules orders, ordinances, directions, regulations or by reason of the requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel supply. It is expressly understood and agreed that any covenants on Lessor's part to furnish any services pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Lessee, will not be deemed breached if Lessor is unable to furnish or perform the same by virtue of a strike of labor trouble or any other cause whatsoever beyond Lessor's control.

                                   "EXHIBIT G"

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in the Hazardous Materials Disclosure Certificate is necessary for the Lessor (identified below) to evaluate and finalize a lease agreement with you as the Lessee. After a lease agreement is signed by you and the Lessor (the "LEASE AGREEMENT"), on an annual basis in accordance with the provisions of
SECTION 29 of the signed LEASE AGREEMENT, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Lessor subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Lessor to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed LEASE AGREEMENT. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:


LESSOR:   FOSTER ENTERPRISES
          400 SO. EL CAMINO REAL, SUITE 1400
          SAN MATEO, CALIFORNIA 94402
          ATTEN:
                 ---------------------------
          PHONE: (650) 349-1244

Name of (Prospective)
Tenant:
        -----------------------------------------------------------------------

Mailing
Address:
         ----------------------------------------------------------------------


--------------------------------------------------------------------------------

Contact Person:                         Telephone Number:
                 ----------------------                    --------------------

Address of (Prospective)
Premises:
          ---------------------------------------------------------------------

Length of (Prospective) initial Term:
                                     ------------------------------------------

1.      GENERAL INFORMATION:

        Describe the initial proposed operations to take place in, on, or about the Premises, including, without Limitation, principal products processed, manufactured or assembled service and activities to be provided Otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.


        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

2.      USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

        2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on, or about the Premises? Existing tenants should described any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

            Wastes:                Yes        No
                                       ----        ----
            Chemical Products:     Yes        No
                                       ----        ----
            Other:                 Yes        No
                                       ----        ----

            If Yes, is marked please explain:
                                             ----------------------------------

            -------------------------------------------------------------------

        2.2 If Yes is marked in Section 2.1 attach a list of any Hazardous Materials to be used, general, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time, estimated annual throughput, the proposed location(s)) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental
            Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior years Certificate.

3.      STORAGE TANKS AND SUMPS

        3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

            Yes        No
                ----        ----

            If Yes, please explain:
                                    -------------------------------------------

            -------------------------------------------------------------------

            -------------------------------------------------------------------
4.      WASTE MANAGEMENT

        4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.


            Yes        No
                ----        ----

        4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.


            Yes        No
                ----        ----

            If Yes, attach a copy of the most recent report filed.

5.      WASTE WATER TREATMENT AND DISCHARGE

        5.1 Will your company discharge wastewater or other wastes to:

            Storm drain?                    Sewer?
                          ------                  ------

            Surface water?                  No wastewater or other wastes
                                            discharged
                           ------                      ------

            Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

            -------------------------------------------------------------------

            -------------------------------------------------------------------

        5.2 Will any such wastewater or waste be treated before discharge?

            Yes        No
                ----        ----

        If Yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

6.      AIR DISCHARGES

        6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on, or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on, or about the Premises which discharge into the air and whether such air emissions are being monitored.

            Yes        No
                ----        ----

            If Yes, please describe:
                                     ------------------------------------------

            -------------------------------------------------------------------

            -------------------------------------------------------------------

        6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.


            Spray booth(s):                  Incinerator(s):
                          ------                            ------

            Dip tank(s):                     Other (Please describe):
                          ------

            Drying oven(s):                  No Equipment Requiring Air
                          ------               Permits:
                                                       --------
            If Yes, please describe:
                                    -------------------------------------------

            -------------------------------------------------------------------

            -------------------------------------------------------------------
7.      HAZARDOUS MATERIALS DISCLOSURES

        7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

            Yes        No
                ----        ----

            If Yes, attach a copy of the Management Plan. Existing tenants should attach a copy of any required updates to the Management Plan.

        7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

            Yes        No
                ----        ----

            If Yes, please explain:
                                   --------------------------------------------

            -------------------------------------------------------------------

8.      ENFORCEMENT ACTIONS AND COMPLAINTS

        8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquires regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process or being, undertaken or if any such requests have been received.

            Yes        No
                ----        ----

            If Yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Lessor pursuant to the provisions of SECTION 29 of the signed LEASE AGREEMENT.

            -------------------------------------------------------------------

            -------------------------------------------------------------------


        8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concern?

            Yes        No
                ----        ----

            If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing tenants should described and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Lessor pursuant to the provisions of SECTION 29 of the signed Lease Agreement.

            -------------------------------------------------------------------

            -------------------------------------------------------------------

        8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

            Yes        No
                ----        ----

            If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Lessor under the provisions of the signed Lease Agreement.

            -------------------------------------------------------------------

9.      PERMITS AND LICENSES

        9.1 Attach copies of all Hazardous Materials permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Lessor in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of SECTION 29 of the Lease Agreement; and (C) that Tenant/Lessee shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Lessor's/Tenant's receipt and/or approval of such certificate. Lessee further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Lessee from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, any duty on Lessor to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Lesse is in compliance with all Environmental Laws; (i) the delivery of such certificate, (ii) Lessor's review and approval of such certificate, (iii) Lessor's failure to obtain such certificate from Lessee at any time, or (iv) Lessor's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Lessee or Lessee's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Lessor and it partners, lenders and representatives may, and will rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof, of the Lease Agreement.

I (print name) ______________________________________, acting with full authority to bind the (proposed) Lessee and on behalf of the (proposed) Lessee, certify, represent and warrant that the information contained in this certificate is true and correct.


(PROSPECTIVE) TENANT:

By:
    ------------------------------------                  INITIAL
                                                          -------
Title:                                                    /s/ PHC
       ---------------------------------
Date:
      ----------------------------------

                                   EXHIBIT "H"


                              RULES AND REGULATIONS


A. GENERAL RULES AND REGULATIONS. The following rules and regulations govern the use of the Building and the Development Common Areas. Lessee will be bound by such rules and regulations and agrees to cause Lessee's Authorized users, its employees, sublessees, assignees, contractors, suppliers, customers and invitees to observe the same.

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice maybe installed or displayed on any part of the outside or inside of the Building or the Development without the prior written consent of Lessor. Lessor will have the right to remove, at Lessees expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Lessee and under the direction of Lessor by a person or company designated or approved by Lessor.

2. If Lessor objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Lessee will immediately discontinued such use. Lessee agrees not to place anything against or near glass partitions of doors or windows which may appear unsightly from outside the Premises including from within any interior common areas.

3. Lessee will not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Development. The halls, passages, exits, entrances, elevators and stairways are not open to the general public, but are open, subject to reasonable regulation, to Lessee's business invitees. Lessor will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Lessor would be prejudicial of the safety, character, reputation and interest of the Development and its lessees, provided that nothing herein contained will be construed to prevent such access to persons with whom any lessee normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No lessee and no employee or invitee of any lessee will go on the roof of the Building.

4. Lessee will not obtain for use on the Premises ice, drinking water, food, food vendors, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such reasonable hours and under such reasonable regulations as maybe fixed by Lessor. Lessor expressly reserves the right to absolutely prohibit solicitation, canvassing, distribution of handbills or any other written material, peddling, sales and displays of products, goods and wares in all portions of the Development except as may be expressly permitted under the Lease. Lessor reserves the right to restrict and regulate the use of the common areas of the Development and Building by invitees of lessees providing services to lessees on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a lessee's premises for such purposes. Without limiting the foregoing, Lessor may require that such parties use service elevators, halls, passageways and stairways for such purposes to preserve access within the Building for lessees and the general public.

5. Lessor reserves the right to require lessee to periodically provide Lessor with a written list of any and all business invitees which periodically or regularly provide goods and services touch lessees at the premises. Lessor reserves the right to preclude all vendors from entering or conducting business within the Building and the Development if such vendors are not listed on a lessee's list of requested vendors.

6. Lessor reserves the right to exclude from the Building between the hours of 6:00 p.m., and 8:00 a.m. the following business day, or such other hours as may be established from time to time by Lessor, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Lessee will be responsible for all persons for whom it requests passes and will be liable to Lessor for all acts of such persons. Lessor will not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Lessor reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

7. The directory of the Building or the Development will be provided exclusively for the display of the name and location of lessees only and Lessor reserves the right to exclude any other names therefrom.

8. All cleaning and janitorial services for the Development and the Premises will be provided exclusively through Lessor, and except with the written consent of Lessor, no person or persons other than those approved by Lessor will be employed by Lessee or permitted to enter the Development for the purpose of cleaning the same. Lessee will not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

9. Lessor will furnish Lessee, free of charge, with two keys to each door lock in the Premises. Lessor may make a reasonable charge for any additional keys. Lessee shall not make or have made additional keys, and Lessee shall not alter any lock or install any new additional lock or bolt on any door of the Premises. Lessee, upon the termination of its tenancy, will deliver to Lessor the keys to all doors which have been furnished to Lessee, and in the event of loss of any keys so furnished, will pay Lessor therefor.

10. If Lessee requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first obtain Lessor's approval, and comply with, Lessor's reasonable rules and requirements applicable to such services, which may include separate licensing by, and fees paid to, Lessor.

11. Freight elevator(s) will be available for use by all lessees in the Building, subject to such reasonable scheduling as Lessor, in its discretion, deems appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Lessor. Lessee's initial move in and subsequent deliveries of bulky times, such as furniture, safes and similar items will, unless others agreed in writing by Lessor, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries will be made which impede or interfere with other lessees or the operation of the Building.

12. Lessee will not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Lessor will have the right to reasonably prescribe the weight, size and position of all safes, heavy equipment, files, materials, furniture or other property brought into the Building. Heavy objects will, if considered necessary by Lessor, stand on such platforms as determined by Lessor to be necessary to properly distribute the weight, which platforms will be provided at Lessee's expense. Business machines and mechanical equipment belonging to Lessee, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to any lessees in the Building or Lessor, are to be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. Lessee will be responsible for all structural engineering required to determine structural load, as well as the expense thereof. The person employed to move such equipment in or out of the Building must be reasonably acceptable to Lessor. Lessor will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property will repaired at the expense of Lessee.

13. Lessee will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Lessee will not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors or vibrations, nor will Lessee bring into or keep in or about the Premises any birds or animals.

14. Lessee will not use any method of heating or air conditioning other than that supplied by Lessor without Lessor's prior written consent.

15. Lessee will not electricity, water or air conditioning and agrees to cooperate fully with Lessor to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Lessee has actual notice, and will refrain from attempting to adjust controls.

16. Lessor reserves the right, exercisable without notice and without liability to Lessee, to change the name and street address of the Building. Without the written consent of Lessor, Lessee will not use the name of the Building or the Development in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

17. Lessee will close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and lighting or gas before Lessee and its employees leave the Premises. Lessee will be responsible for any damage or injuries sustained by other lessees or occupants of the Building or by Lessor for noncompliance with this rule.

18. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the lessee who, or whose employees or invitees, break this rule. Cleaning of equipment of any type is prohibited. Shaving is prohibited.

19. Lessee will not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other good or merchandise to the general public in or on the Premises. Lessee will not use the Premises for any business or activity other than that specifically provided for in this Lease. Lessee will not conduct, nor permit to be conducted, either voluntarily or involuntarily, and auction upon the Premises without first having obtained Lessor's prior written consent, which Lessor may withhold in its sole and absolute discretion.

20. Lessee will not install any radio or television antenna, loudspeaker, satellite dishes or other devices on the roof(s) or exterior walls of the Building or the Development. Lessee will not interfere with radio or television broadcasting or reception from or in the Development or elsewhere.

21. Except for the ordinary hanging of pictures and wall decorations, Lessee will not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Lessor reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Lessee will not cut or bore holes for wires. Lessee will not affix any floor covering to the floor of the Premises in any manner except as approved by Lessor. Lessee shall repair any damage resulting from noncompliance with this rule.

22. Lessee will not install, maintain or operate upon the Premises any vending machines without the written consent of Lessor.

23. Lessor reserves the right to exclude or expel from the Development any person who, in Lessor's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Lessee will store all its trash and garbage within its Premises or in other facilities provided by Lessor. Lessee will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made on accordance with directions issued from time to time by Lessor.

25. The Premises will not be used for lodging or for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises without Lessor's consent, except the use by Lessee of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Neither Lessee nor any of its employees, agents, customers and invitees may use in any space or in the public halls of the Building or the Development any hand truck except those equipped with rubber tires and side guards or such other



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material-handling equipment as Lessor may approve. Lessee will not bring any other vehicles of any kind into the Building.

27. Lessee agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency.

28. Lessee assume any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. To the extent Lessor reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the lessees in the Building or the Development, Lessor may do so subject to reasonable, non-discriminatory additional rules and regulations.

30. Lessor prohibits smoking in the Building.

31. Lessee's requirements will be attended to only upon appropriate application to Lessor's asset management office for the Development by an authorized individual of Lessee. Employees of Lessor will not perform any work or do anything outside of their regular duties unless under special instructions form Lessor, and no employee of Lessor will admit any person (Lessee of otherwise) to any office without specific instructions from Lessor.

32. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Lessor may waive any one or more of these Rules and Regulations for the benefit of Lessee of any other lessee, but no such waiver by Lessor will be construed as a waiver of such Rules and Regulations in favor of Lessee or any other lessee, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the lessees of the Development.

33. Lessor reserves the right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Development and for the preservation of good order therein. Lessee agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable and non-discriminatory rules and regulations which are adopted. Lessee is responsible for the observance of all the foregoing rules by Lessee's employees, agents, clients, customers, invitees and guests.

B. PARKING RULES AND REGULATIONS. The following rules and regulations govern the use of the parking facilities which serve the Building. Lessee will be bound by such rules and regulations and agrees to cause its employees, sublessees, assignees, contractors, suppliers, customers and invitees to observe the same:

1. Lessee will not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, sublessees, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Lessor for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycle and pick-up trucks. No extended term storage of vehicles is permitted.

2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

3. All directional signs and arrows must be observed.

4. The speed limit within all parking areas shall be five (5) miles per hour.

5. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles or on ramps; (c) where "no parking" signs are posted; (d) in cross-hatched areas; and (e) in such other areas as may be designated from time to time by Lessor or Lessor's parking operator.

6. Lessor reserves the right, without cost or liability to Lessor, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.



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

7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

8. Lessor may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car owner's expense. Lessee agrees to use its best efforts to acquaint its employees, sublessees, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

9. All damage or loss claimed to be the responsibility of Lessor must be reported, itemized in writing and delivered to the management office within ten
(10) days after any claimed damage of loss occurs. Any claim not so made is waived. Lessor is not responsible for damage by water or fire, or for the acts or omission of other, of for articles left in vehicles. In any event, the total liability of Lessor, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages of loss to any car. Lessor is not responsible for loss of use.

10. Lessor reserves the right, without cost or liability to Lessor, to tow any vehicles which are used or packed in violation of these rules and regulations.

11. Lessor reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.



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
                                  EXHIBIT "I"

                                PARKING LICENSE

TO THE LEASE, WINCHESTER MALL BUILDING BETWEEN FOSTER ENTERPRISES, LESSOR AND XCARE.NET, LESSEE.

Foster Enterprises, (herein called "Licensor") and Xcare.net (herein called "Licensee") have executed simultaneously with this Parking License a Lease on certain office space in the Winchester Mall Building located in the City of Santa Clara and in the County of Santa Clara. In consideration of mutual covenants, Licensor and Licensee agree as follows:

     1. Licensor hereby grants a License to Licensee for the use by Licensee of six (6) reserved and thirteen (13) non-reserved parking spaces located adjacent to said Premises upon the terms and conditions of this Parking License.

     2. The term of this License shall commence on March 1, 2000 and shall continue automatically from month to month thereafter until terminated by either party upon 30 days prior written notice.

     3. The rental shall be $N/A per month per non reserved parking space.
Rent shall be payable in advance and without notice. The first monthly payment shall be due on N/A and subsequently monthly payments shall be due on the first day of each succeeding month until the License is terminated. Tenant agrees that Lessor shall have the right in its sole discretion to increase the aforedescribed rental rate for said parking spaces upon 30 day notice.

     4. Licensee shall be entitled to designate use of its parking spaces to specific individuals employed by it, but Licensee shall remain responsible for all obligations to pay rent or to otherwise perform under this License. Licensee shall have no right to assign this License EXCEPT IN THE EVENT OF AN ASSIGNMENT OR SUBLEASE OF THE LEASE, and any attempt to do so shall make said License null and void. Licensee agrees to provide Licensor upon request at the commencement of this License with a listing of all vehicles given parking space designations made by it, including names, vehicle models and colors, and license plate numbers. Licensee shall provide Licensor promptly with revised listing of such descriptions upon all changes to the vehicles on their parking space by users of the spaces licensed to Licensee. Notwithstanding Licensee's obligation of enforcement of such terms, Licensor shall have the right to directly ban any of Licensee's designees from further use of any of the parking spaces for violations of the terms of this License.

     5. Use of the parking spaces and facilities shall be subject to the following rules:

        5.1 Designated users of parking spaces shall approach and leave the parking facility and/or parking lots with due care for pedestrians, other moving or parked vehicles, and doors, fences and other improvements in the parking facility. Licensee will adhere to all posted speed limits.

       5.2 Designated users of parking spaces shall park only in spaces designated by Licensor as authorized spaces for the portion of the complex or building License occupies. Licensee shall not park in parking spaces designated specifically for the parts of the complex, visitors spaces, or handicapped or other specially designated spaces except as they apply to Licensee's needs.

       5.3 Designated users of parking spaces shall observe any special hours of opening, closing and non-use of the parking facilities when closing are necessitated for repairs, cleanings and rehabilitation's.


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
     6. Licensee has deposited with Licensor the sum of $N/A as security for the full and faithful performance by Licensee of all the terms, covenants and conditions of the License to be performed by Licensee. If License defaults with respect to any provision of the License, Licensor may use, apply or retain all or any part of this security deposit for the payment of any rent or other sum due hereunder or to compensate Licensor for any loss or damage Licensor suffers by reason of Licensee's default, and said security deposit shall not be considered as liquidated damages. Licensee waives all claims to interest on such deposit. In the event of termination of Licensor's interest in this License, Licensor shall transfer the deposit to its successor in interest. Licensee agrees that thereupon Licensor shall have no further liability to return or account for the deposit.


LESSOR:                                 LESSEE:


By:                                     By:    [ILLEGIBLE]
    -----------------------------           ----------------------------


Title:                                  Title: Sr. VP Finance & CFO
       --------------------------              -------------------------


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